Exhibit 10.7

                                                                  CONFORMED COPY






                           REVOLVING CREDIT AGREEMENT

                          dated as of December 28, 2000

                                      among

                   KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.
                                   as Borrower


                         KANEB PIPE LINE PARTNERS, L.P.
                                     as KPP


                   THE LENDERS FROM TIME TO TIME PARTY HERETO


                                       and


                                  SUNTRUST BANK
                             as Administrative Agent



                    SUNTRUST EQUITABLE SECURITIES CORPORATION
                          as Arranger and Book Manager


                                 BANK ONE, N.A.
                             as Documentation Agent

                                FLEET BANK BOSTON
                              as Syndication Agent

                              BANK OF AMERICA, N.A.
                            as Senior Managing Agent

                                TABLE OF CONTENTS



                                                                                                              Page
Article I
         DEFINITIONS; CONSTRUCTION
         Section 1.1.Definitions..................................................................................1
         Section 1.2.Classifications of Loans and Borrowings.....................................................19
         Section 1.3.Accounting Terms and Determination..........................................................19
         Section 1.4.Terms Generally.............................................................................19


Article II
         AMOUNT AND TERMS OF THE COMMITMENTS
         Section 2.1.The Revolving Credit Facility...............................................................20
         Section 2.2.The Loans...................................................................................20
         Section 2.3.Procedure for Borrowings....................................................................20
         Section 2.4.Funding of Borrowings.......................................................................21
         Section 2.5.Interest Elections..........................................................................21
         Section 2.6.Reduction and Termination of Commitments....................................................22
         Section 2.7.Repayment of Loans..........................................................................23
         Section 2.8.Evidence of Indebtedness....................................................................23
         Section 2.9.Prepayments.................................................................................23
         Section 2.10.Interest on Loans..........................................................................24
         Section 2.11.Fees.......................................................................................25
         Section 2.12.Computation of Interest and Fees...........................................................25
         Section 2.13.Inability to Determine Interest Rates......................................................25
         Section 2.14.Illegality.................................................................................25
         Section 2.15.Increased Costs............................................................................26
         Section 2.16.Funding Indemnity..........................................................................27
         Section 2.17.Taxes......................................................................................27
         Section 2.18.Payments Generally; Pro Rata Treatment; Sharing of Set-offs................................29
         Section 2.19.Mitigation of Obligations; Replacement of Lenders..........................................30


Article III
         CONDITIONS PRECEDENT TO LOANS
         Section 3.1.Conditions To Effectiveness.................................................................31
         Section 3.2.Each Borrowing..............................................................................32
         Section 3.3.Post Closing................................................................................33
         Section 3.4.Delivery of Documents.......................................................................33


Article IV
         REPRESENTATIONS AND WARRANTIES
         Section 4.1.Existence; Power............................................................................33
         Section 4.2.Organizational Power; Authorization; Enforceability.........................................33
         Section 4.3.Governmental Approvals; No Conflicts........................................................33
         Section 4.4.Financial Statements........................................................................34
         Section 4.5.Litigation and Environmental Matters........................................................34
         Section 4.6.Compliance with Laws and Agreements.........................................................35
         Section 4.7.Investment Company Act, Etc.................................................................35
         Section 4.8.Taxes.......................................................................................35
         Section 4.9.Margin Regulations..........................................................................35
         Section 4.10.ERISA......................................................................................35
         Section 4.11.Ownership of Property......................................................................36
         Section 4.12.Disclosure.................................................................................36
         Section 4.13.Labor Relations............................................................................36
         Section 4.14.Acquisition Agreement......................................................................36
         Section 4.15.Subsidiaries, Significant Affiliates and Guarantors........................................37
         Section 4.16.Liens......................................................................................37


Article V
         AFFIRMATIVE COVENANTS
         Section 5.1.Financial Statements and Other Information..................................................37
         Section 5.2.Notices of Material Events..................................................................38
         Section 5.3.Existence; Conduct of Business..............................................................39
         Section 5.4.Compliance with Laws, Etc...................................................................39
         Section 5.5.Payment of Obligations......................................................................39
         Section 5.6.Books and Records...........................................................................39
         Section 5.7.Visitation, Inspection, Etc.................................................................40
         Section 5.8.Maintenance of Properties; Insurance........................................................40
         Section 5.9.Use of Proceeds.............................................................................40
         Section 5.10.Additional Subsidiaries....................................................................40


Article VI
         FINANCIAL COVENANTS
         Section 6.1.Funded Debt to EBITDA.......................................................................41
         Section 6.2.Consolidated EBITDA to Consolidated Interest Expense........................................41
         Section 6.3.Consolidated Net Worth......................................................................41


Article VII
         NEGATIVE COVENANTS
         Section 7.1.Indebtedness................................................................................41
         Section 7.2.Negative Pledge.............................................................................42
         Section 7.3.Fundamental Changes.........................................................................42
         Section 7.4.Investments, Loans, Etc.....................................................................43
         Section 7.5.Restricted Payments.........................................................................44
         Section 7.6.Sale of Assets..............................................................................44
         Section 7.7.Transactions with Affiliates................................................................44
         Section 7.8.Restrictive Agreements......................................................................44
         Section 7.9.Sale and Leaseback Transactions.............................................................45
         Section 7.10.Hedging Agreements.........................................................................45
         Section 7.11.Amendment to Material Documents............................................................45
         Section 7.12.Accounting Changes.........................................................................45


Article VIII
         KPP GUARANTEe
         Section 8.1.Guarantee...................................................................................46
         Section 8.2.Guaranteed Obligations Not Waived...........................................................46
         Section 8.3.Guarantee of Payment........................................................................46
         Section 8.4.No Discharge or Diminishment of Guarantee...................................................47
         Section 8.5.Defenses of Borrower Waived.................................................................47
         Section 8.6.Agreement to Pay; Subordination.............................................................47
         Section 8.7.Information.................................................................................48
         Section 8.8.Representations and Warranties..............................................................48
         Section 8.9.Termination.................................................................................48


Article IX
         EVENTS OF DEFAULT
         Section 9.1.Events of Default...........................................................................48


Article X
         THE ADMINISTRATIVE AGENT
         Section 10.1.Appointment of Administrative Agent........................................................51
         Section 10.2.Nature of Duties of Administrative Agent...................................................51
         Section 10.3.Lack of Reliance on the Administrative Agent...............................................52
         Section 10.4.Certain Rights of the Administrative Agent.................................................52
         Section 10.5.Reliance by Administrative Agent...........................................................52
         Section 10.6.The Administrative Agent in its Individual Capacity........................................52
         Section 10.7.Successor Administrative Agent.............................................................53
         Section 10.8.Authorization to Execute other Loan Documents..............................................53


Article XI
         MISCELLANEOUS
         Section 11.1.Notices....................................................................................54
         Section 11.2.Waiver; Amendments.........................................................................55
         Section 11.3.Expenses; Indemnification..................................................................56
         Section 11.4.Successors and Assigns.....................................................................57
         Section 11.5.Governing Law; Jurisdiction; Consent to Service of Process.................................60
         Section 11.6.WAIVER OF JURY TRIAL.......................................................................60
         Section 11.7.Right of Setoff............................................................................61
         Section 11.8.Counterparts; Integration..................................................................61
         Section 11.9.Survival...................................................................................61
         Section 11.10.Severability..............................................................................62
         Section 11.11.Confidentiality...........................................................................62
         Section 11.12.Interest Rate Limitation..................................................................62



Schedules

       Schedule I           -       Applicable Margin and Applicable Percentage
       Schedule II          -       Existing Indebtedness
       Schedule 4.5         -       Environmental Matters
       Schedule 4.15        -       Subsidiaries
       Schedule 7.2         -       Existing Liens


Exhibits

       Exhibit A            -       Form of Note
       Exhibit B            -       Form of Assignment and Acceptance
       Exhibit C            -       Form of Subsidiary Guarantee Agreement
       Exhibit D            -       Form of Notice of Borrowing
       Exhibit E            -       Form of Continuation/Conversion
       Exhibit F            -       Form of Opinion

                           REVOLVING CREDIT AGREEMENT


         THIS REVOLVING CREDIT AGREEMENT (this Agreement") is made and entered into as of December 28, 2000, by and among KANEB PIPE LINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), KANEB PIPE LINE PARTNERS, L.P., a Delaware limited partnership ("KPP"), the banks and other financial institutions from time to time party hereto (the "Lenders") and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "Administrative Agent").


                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested that the Lenders establish a $275,000,000 revolving credit facility;

         WHEREAS, subject to the terms and conditions of this Agreement (including, without limitation, the guaranty and other agreements of KPP set forth herein), the Lenders to the extent of their respective Commitments as defined herein, are willing severally to establish the requested revolving credit facility for the Borrower.

         NOW,  THEREFORE,  in  consideration  of the  premises  and  the  mutual
covenants   herein   contained,   the   Borrower,   KPP,  the  Lenders  and  the
Administrative Agent agree as follows:


DEFINITIONS; CONSTRUCTION
         Definitions.
         In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

                  "Acquisition Agreement" shall mean the Securities Purchase Agreement, dated September 22, 2000, among KPP, Shore Terminals L.L.C. and the Sellers named therein.

                  "Additional Debt" shall mean Indebtedness issued or incurred by KPP or any Significant Affiliate after the date hereof, other than
         (i) Indebtedness under this Agreement, (ii) Permitted Non-Recourse Debt, (iii) Indebtedness in the aggregate principal amount of up to $30,000,000 of ST Linden, L.L.C., or (iv) Indebtedness of KPP or any Guarantor in the aggregate principal amount of up to $200,000,000 issued pursuant to a public offering registered under the Securities Act of 1933, as amended.

                  "Adjusted LIBO Rate" shall mean, with respect to each Interest Period for a Eurodollar Borrowing, the rate per annum obtained by dividing (i) LIBOR for such Interest Period by (ii) a percentage equal to 1.00 minus the Eurodollar Reserve Percentage.

                  "Administrative Agent" shall have the meaning set forth in the opening paragraph hereof.

                  "Administrative Questionnaire" shall mean, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent duly completed by such Lender.

                  "Affiliate" shall mean, as to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person.

                  "Aggregate   Commitments"   shall  mean,   collectively,   all
         Commitments of all Lenders at any time outstanding.

                  "Applicable Lending Office" shall mean, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or an Affiliate of such Lender) designated for such Type of Loan in the Administrative Questionnaire submitted by such Lender or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

                  "Applicable Margin" shall mean a percentage per annum determined (i) until the date on which any Reference Party has been assigned a Credit Rating, by reference to the applicable ratio of Consolidated Funded Debt to Consolidated EBITDA in effect on such date as set forth on Schedule I and (ii) on and after the date on which any Reference Party has been assigned a Credit Rating, by reference to the Reference Rating(s) then in effect as set forth on Schedule I; provided, that (A) any change in the Applicable Margin resulting from a change in the ratio of Consolidated Funded Debt to Consolidated EBITDA shall be effective on the third day after which KPP is required to deliver the financial statements required by Section 5.1(a) or (b) and the compliance certificate required by Section 5.1(c), and (B) any change in the Applicable Margin resulting from a change in any Reference Rating shall be effective on the day on which the applicable rating agency changes its rating and shall continue until the day prior to the day that a further change becomes effective; provided further, that if, at any time that the Applicable Margin is to be determined by reference to the ratio of Consolidated Funded Debt to Consolidated EBITDA, KPP shall have failed to deliver the financial statements and certificate described in clause (A) above, the Applicable Margin shall be at Level IV until such time as such financial statements and certificate are delivered, at which time the Applicable Margin shall be determined as provided above. Notwithstanding the foregoing, at all times from the date hereof until date six months following the date of this Agreement, the Applicable Margin with respect to Eurodollar Loans shall be the greater of (x) the Applicable Margin determined pursuant to the foregoing provisions and (y) 0.75% per annum.

                  "Applicable Percentage" shall mean with respect to the commitment fee a percentage per annum determined (i) until the date on which any Reference Party has been assigned a Credit Rating, by reference to the applicable ratio of Consolidated Funded Debt to Consolidated EBITDA in effect on such date as set forth on Schedule I and (ii) on and after the date on which any Reference Party has been assigned a Credit Rating, by reference to the Reference Rating(s) then in effect as set forth on Schedule I; provided, that (A) any change in the Applicable Percentage resulting from a change in the ratio of Consolidated Funded Debt to Consolidated EBITDA shall be effective on the third day after which KPP is required to deliver the financial statements required by Section 5.1(a) or (b) and the compliance certificate required by Section 5.1(c), and (B) any change in the Applicable Percentage resulting from a change in any Reference Rating shall be effective on the day on which the applicable rating agency changes its rating and shall continue until the day prior to the day that a further change becomes effective; provided, further, that if at any time KPP shall have failed to deliver the financial statements and certificate described in clause (A) above, the Applicable Percentage shall be at Level IV until such time as such financial statements and certificate are delivered, at which time the Applicable Percentage shall be determined as provided above. Notwithstanding the foregoing, at all times from the date hereof until the date six months following the date of this Agreement, the Applicable Percentage shall be the greater of (x) the Applicable Margin determined pursuant to the foregoing provisions and (y) 0.25% per annum.

                  "Asset Disposition" shall mean, with respect to KPP or any Significant Affiliate, any sale, transfer, conveyance, lease or other disposition (including by way of merger, consolidation or sale-leaseback) by KPP or such Significant Affiliate to any other Person (other than by any Person to KPP or a Guarantor or by a Significant Affiliate to any other Significant Affiliate) of any assets of KPP or such Significant Affiliate (including, without limitation, any Equity Interests owned by KPP or such Significant Affiliate). The term "Asset Disposition" shall not include (i) dispositions of inventory in the ordinary course of business, (ii) dispositions of other assets in the ordinary course of business having a Diluted Value of not more than $25,000,000 in the aggregate during any fiscal year of KPP and not more than $50,000,000 in the aggregate from the date hereof until the date three years following the date of this Agreement, (iii) dispositions of assets the proceeds of which are reinvested in other assets used by or useful to KPP or such Significant Affiliate in conducting its customary business if (A) a binding purchase, subscription or similar agreement relating to such reinvestment is entered into within 60 days after the receipt of all or substantially all of the cash proceeds from the disposition of such assets and (B) the Net Cash Proceeds from such disposition are so reinvested within 120 days after the receipt of such cash proceeds, (iv) the grant of a Lien by KPP or any Significant Affiliate in any assets securing a borrowing by, or contractual performance obligation of, KPP or such Significant Affiliate otherwise permitted under this Agreement, and (v) dispositions of Equity Interests in connection with directors' qualifying shares or comparable Equity Interests.

                  "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party the consent of which is required by Section 11.4(b)) and accepted by the Administrative Agent, in the form of Exhibit B attached hereto or any other form approved by the Administrative Agent.

                  "Base Rate" shall mean the higher of (i) the per annum rate which the Administrative Agent publicly announces from time to time to be its prime lending rate, as in effect from time to time, and (ii) the Federal Funds Rate as in effect from time to time plus one-half of one percent (0.50%). The Administrative Agent's prime lending rate is a reference rate and does not necessarily represent the lowest or best rate charged to customers. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the
         Administrative Agent's prime lending rate. Each change in the Administrative Agent's prime lending rate shall be effective from and including the date such change is publicly announced as being effective.

                  "Borrower"   shall  have  the  meaning  in  the   introductory
         paragraph hereof.

                  "Borrowing" shall mean a borrowing consisting of Loans of the same Type, made, converted or continued on the same date and in case of Eurodollar Loans, as to which a single Interest Period is in effect.

                  "Business Day" shall mean (i) any day other than a Saturday, Sunday or other day on which commercial banks in Atlanta, Georgia and New York, New York are authorized or required by law to close and (ii) if such day relates to a Borrowing of, a payment or prepayment of principal or interest on, a conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice with respect to any of the foregoing, any day on which dealings in Dollars are carried on in the London interbank market.

                  "Capital Lease Obligations" of any Person shall mean all obligations of such Person to pay rent or other amounts under any lease (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Change in Control" shall mean the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of KPP or the General Partner to any other Person or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder in effect on the date hereof), (ii) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) (other than, in the case of the General Partner, by the Investor Group) of sufficient Equity Interests in KPP or the General Partner to Control KPP or the General Partner, as the case may be; or (iii) occupation of a majority of the seats (other than vacant seats) on the board of directors of the General Partner by Persons who were neither (A) nominated by the current board of directors or (B) appointed by directors so nominated.

                  "Change in Law" shall mean (i) the adoption of any applicable law, rule or regulation after the date of this Agreement, (ii) any change in any applicable law, rule or regulation, or any change in the interpretation or application thereof, by any Governmental Authority after the date of this Agreement, or (iii) compliance by any Lender (or its Applicable Lending Office) by such Lender's holding company, if applicable) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

                  "Charges" shall have the meaning set forth in Section 11.12.

                  "Closing Date" shall mean the date on which the conditions precedent set forth in Section 3.1 have been satisfied or waived in accordance with Section 11.2.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time.

                  "Commitment" shall mean, with respect to each Lender, the obligation of such Lender to make Loans to the Borrower in an aggregate principal amount not exceeding the amount set forth with respect to such Lender on the signature pages to this Agreement, or in the case of a Person becoming a Lender after the date hereof, the amount of the assigned Commitment as provided in the Assignment and Acceptance Agreement executed by such Person as an assignee, as the same may be changed pursuant to terms hereof.

                  "Consolidated EBITDA" shall mean, for KPP and its Subsidiaries for any period, an amount equal to the sum of (i) Consolidated Net Income for such period plus (ii) to the extent deducted in determining Consolidated Net Income for such period, (A) Consolidated Interest Expense, (B) income tax expense, (C) depreciation and amortization and
         (D) all other non-cash charges, determined on a consolidated basis in accordance with GAAP in each case for such period.

                  "Consolidated Funded Debt" shall mean Funded Debt of KPP and its consolidated Subsidiaries, other than Permitted Non-Recourse Debt.

                  "Consolidated Interest Expense" shall mean, for KPP and its Subsidiaries for any period determined on a consolidated basis in accordance with GAAP, the sum of (i) total cash interest expense, (other than in respect of Permitted Non-Recourse Debt) including without limitation the interest component of any payments in respect of Capital Lease Obligations capitalized or expensed during such period (whether or not actually paid during such period) plus (ii) the net amount payable (or minus the net amount receivable) under Hedging Agreements during such period (whether or not actually paid or received during such period).

                  "Consolidated Net Income" shall mean, for any period, the sum of (i) the net income (or loss) of KPP and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, but
         (A) excluding therefrom (to the extent otherwise included therein) (1) any extraordinary gains or losses, (2) any gains attributable to write-ups of assets, (3) any equity interest of KPP or any Subsidiary of KPP in the unremitted earnings of any Person that is not a Subsidiary other than ST Linden, L.L.C. and (4) any income of any Person other than KPP or the Borrower for such period if (x) such Person has any Permitted Non-Recourse Indebtedness outstanding owing to any Person other than KPP or a wholly-owned subsidiary of KPP and (y) such income is not received in cash by KPP or the Borrower, as the case may be, during such period, and (B) including therein (to the extent not otherwise included therein) any income (or loss) of any Person or attributable to any assets if such income accrued prior to the date that (x) such Person became a Subsidiary or was merged into or consolidated with KPP or any Subsidiary of KPP or (y) such assets were acquired by KPP or any Subsidiary, as the case may be, plus (ii) the net income (or loss) of the General Partner in such period attributable to the General Partner's interest in the Borrower, determined in accordance with GAAP.

                  "Consolidated Net Worth" means as at any date the sum of (x) total partners' capital of KPP and its consolidated Subsidiaries as at such date, excluding the effects of any write-ups after December 31, 1999 of assets owned by KPP and its consolidated subsidiaries as of the date of this Agreement plus (y) minority interests of the General Partner in the Borrower, in each case determined in accordance with GAAP.

                  "Constituent Documents" shall mean, for any Person, the documents for its formation and organization, which, for example, (i) for a corporation are its corporate charter and bylaws, (ii) for a partnership is its partnership agreement, (iii) for a limited liability company are its certificate of organization and regulations, and (iv) for a trust is the trust agreement or indenture under which it is created.

                  "Control" shall mean the power, directly or indirectly, either to (i) vote 15% or more of securities having ordinary voting power for the election of directors (or persons performing similar functions) of a Person or (ii) direct or cause the direction of the management and policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlled by" and "under common Control with" have meanings correlative thereto.

                  "Credit Exposure" shall mean with respect to any Lender at any time the aggregate principal amount of all Loans outstanding at such time that were made by such Lender.

                  "Credit Rating" of any Person shall mean any rating published by S&P or Moody's for such Person's senior unsecured long-term debt without third-party credit enhancement.

                  "Default" shall mean any condition or event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

                  "Default Interest" shall have the meaning set forth in Section 2.10(b).

                  "Diluted Value" shall mean, with respect to any assets of KPP, the Fair Market Value of such assets, and, with respect to any assets of any other Person, the Fair Market Value of such assets multiplied by the percentage of the Equity Interests held directly or indirectly by KPP in such Person.

                  "Distribution" shall mean, with respect to any Equity Interests issued by a Person (i) the retirement, redemption, purchase or other acquisition for value of those Equity Interests, (ii) the declaration or payment of any dividend or distribution on or with respect to those Equity Interests, (iii) any Investment by that Person in the holder of any of those Equity Interests, and (iv) any other payment by that Person with respect to those Equity Interests.

                  "Dollar(s)" and the sign "$" shall mean lawful money of the United States of America.

                  "Environmental Liability" shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation and remediation, costs of administrative oversight, fines, natural resource damages, penalties or indemnities), of KPP or any Subsidiary directly or indirectly resulting from or based upon (i) any actual or alleged violation of any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (iii) any actual or alleged exposure to any Hazardous Materials, (iv) the Release or threatened Release of any Hazardous Materials or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "Equity Event" shall mean (i) the contribution in cash of capital to KPP or any Subsidiary of KPP by any Person other than KPP or a Wholly-Owned Subsidiary of KPP or any Subsidiary of KPP, or (ii) any issuance of Equity Interests by KPP or any Subsidiary of KPP to any Person other than KPP or any Subsidiary of KPP or a Wholly-Owned Subsidiary of KPP.

                  "Equity Interests" shall mean, (i) with respect to a corporation, shares of capital stock of such corporation or any other interest convertible or exchangeable into any such interest, (ii) with respect to a limited liability company, a membership interest in such company, (iii) with respect to a partnership, a partnership interest in such partnership, and (iv) with respect to any other Person, an interest in such Person analogous to interests described in clauses (i) through (iii).

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

                  "ERISA Affiliate" shall mean any trade or business (whether or not incorporated), which, together with KPP, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for the purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                  "ERISA Event" shall mean (i) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (ii) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iii) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (iv) the incurrence by KPP or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (v) the receipt by KPP or any ERISA Affiliate from the PBGC or a plan administrator appointed by the PBGC of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vi) the incurrence by KPP or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (vii) the receipt by KPP or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from KPP or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "Eurodollar" when used in reference to any Loan or Borrowing refers to whether such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the Adjusted LIBO Rate.

                  "Eurodollar Reserve Percentage" shall mean the aggregate of the maximum reserve percentages (including, without limitation, any emergency, supplemental, special or other marginal reserves) expressed as a decimal (rounded upwards to the next 1/100th of 1%) in effect on any day to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate pursuant to regulations issued by the Board of Governors of the Federal Reserve System (or any Governmental Authority succeeding to any of its principal functions) with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities" under Regulation D). Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D. The Eurodollar Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "Event of Default" shall have the meaning set forth in Article IX.

                  "Excluded Affiliate" shall mean, for any Person (the "first Person"), any other Person (the "second Person") in which the first Person owns Equity Interests and where the second Person (i) has no Indebtedness other than Permitted Non-Recourse Debt and (ii) the sole purpose of which is to engage in the acquisition, construction, development and/or operation activities financed or refinanced with such Permitted Non-Recourse Debt.

                  "Excluded Subsidiary" shall mean any Subsidiary of KPP that is an Excluded Affiliate.

                  "Excluded Taxes" shall mean with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (i) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (ii) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which any Lender is located and (iii) in the case of a Foreign Lender, any withholding tax that (A) is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement, (B) is imposed on amounts payable to such Foreign Lender at any time that such Foreign Lender designates a new lending office, other than taxes that have accrued prior to the designation of such lending office that are otherwise not Excluded Taxes, and (C) is attributable to such Foreign Lender's failure to comply with Section 2.17(e).

                  "Existing Indebtedness" shall mean the Indebtedness described on Schedule II of this Agreement.

                  "Fair Market Value" shall mean, with respect to any Equity Interest or other property or asset, the price obtainable for such Equity Interest or other property or asset in an arm's-length sale between an informed and willing purchaser under no compulsion to purchase and an informed and willing seller under no compulsion to sell.

                  "Fee Letters" shall mean (i) that certain letter agreement, dated August 9, 2000, among the Borrower, the Administrative Agent and SunTrust Equitable Securities Corporation, relating to certain fees payable in connection with administrative agency and arrangement services provided in connection with this Agreement and (ii) that certain letter agreement, dated the date hereof, among the Borrower, KPP, SunTrust Bank and SunTrust Equitable Securities Corporation, relating to certain upfront and ticking fees payable to the Lenders in connection with this Agreement.

                  "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published by the Federal Reserve Bank of New York on the next succeeding Business Day or if such rate is not so published for any Business Day, the Federal Funds Rate for such day shall be the average rounded upwards, if necessary, to the next 1/100th of 1% of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

                  "Foreign Lender" shall mean any Lender that is not a United States person under Section 7701(a)(3) of the Code.

                  "Foreign Subsidiary" shall mean any Subsidiary of KPP that is not organized under the law of the United States of America or any state or territory thereof.

                  "Funded Debt" of any Person shall mean (i) all Indebtedness of such Person of the types described in clauses (i) though (v) of the definition of "Indebtedness", (ii) all Guarantees of such Person of the types of Indebtedness described in clause (i) above and (iii) all obligations that are secured (or for which the holder of any such obligation has an existing right, contingent or otherwise, to be so secured) by any Lien on property owned or acquired by such Person, in an amount limited to the lesser of (x) the unpaid amount of all of such obligations from time to time outstanding and (y) the Fair Market Value of the property securing all of such obligations, liabilities secured (or for which the holder of such obligations has an existing right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by such Person.

                  "GAAP" shall mean generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.3.

                  "General Partner" shall mean Kaneb Pipe Line Company, a Delaware corporation.

                  "Governmental Authority" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Granting Lender" shall have the meaning set forth in Section 11.4(e).

                  "Guarantee" of or by any Person (the "guarantor") shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation, direct or indirect, of the guarantor (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or
         (iv) as an account party in respect of any letter of credit or letter of guaranty issued in support of such Indebtedness or obligation; provided, that the term "Guarantee" shall not include endorsements for collection or deposits in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which Guarantee is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Guaranteed  Obligations"  shall have the meaning set forth in
         Section 8.01.

                  "Guarantor" shall mean KPP and each party to the Subsidiary Guarantee Agreement.

                  "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "Hedging Agreements" shall mean interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts, commodity agreements and other similar agreements or arrangements designed to protect against fluctuations in interest rates, currency values or commodity values, in each case to which KPP or any Subsidiary of KPP is a party.

                  "Indebtedness" of any Person shall mean,  without  duplication
         (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business; provided, that for purposes of Section 9.1(f), trade payables overdue by more than 120 days shall be included in this definition except to the extent that any of such trade payables are being disputed in good faith and by appropriate measures), (iv) all obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person, (v) all Capital Lease Obligations of such Person and all obligations in respect of the unpaid principal amount or component of all obligations under synthetic leases, (vi) all obligations, contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions of credit, (vii) all Guarantees of such Person of the type of Indebtedness described in clauses (i) through (vi) above, (viii) all Indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (ix) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any common stock of such Person, and (x) Off-Balance Sheet Liabilities. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor.

                  "Indemnified  Taxes"  shall  mean Taxes  other  than  Excluded
         Taxes.

                  "Indemnitee" shall have the meaning set forth in Section 11.3(b).

                  "Information Memorandum" shall mean the Confidential Information Memorandum dated September 2000 relating to KPP, the Borrower and the transactions contemplated by this Agreement and the other Loan Documents.

                  "Interest Coverage Ratio" shall mean for any period of four consecutive fiscal quarters of KPP, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Interest Expense for such period.

                  "Interest Period" shall mean with respect to any Eurodollar Borrowing, a period of one, two, three or six months; provided, that:

         (i) the initial Interest Period for such Borrowing shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of another Type), and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

         (ii) if any Interest Period would otherwise end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period would end on the next preceding Business Day;

         (iii) any Interest Period that begins on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of such calendar month;

         (iv)     no Interest Period may extend beyond the Termination Date.

                  "Investment" shall mean, in respect of any Person, any loan, advance, extension of credit or capital contribution to that Person, any other investment in that Person, or any purchase or commitment to purchase any Equity Interest or Indebtedness issued by that Person or substantially all of the assets or a division or other business unit of that Person.

                  "Investor Group" shall mean Kaneb Services, Inc. and its Subsidiaries.

                  "Lenders" shall have the meaning assigned to such term in the opening paragraph of this Agreement.

                  "LIBOR" shall mean, for any applicable Interest Period with respect to any Eurodollar Loan, the rate per annum for deposits in Dollars for a period equal to such Interest Period appearing on the display designated as Page 3750 on the Dow Jones Markets Service (or such other page on that service or such other service designated by the British Banker's Association for the display of such Association's Interest Settlement Rates for Dollar deposits) as of 11:00 a.m. (London, England time) on the day that is two Business Days prior to the first day of the Interest Period or if such Page 3750 is unavailable for any reason at such time, the rate which appears on the Reuters Screen ISDA Page as of such date and such time; provided, that if the Administrative Agent determines that the relevant foregoing sources are unavailable for the relevant Interest Period, LIBOR shall mean the rate of interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the nearest 1/100th of 1%) of the rates per annum at which deposits in Dollars are offered to the Administrative Agent two Business Days preceding the first day of such Interest Period by leading banks in the London interbank market as of 10:00 a.m. for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Loan of the Administrative Agent.

                  "Lien" shall mean any mortgage, pledge, security interest, financing statement, lien (statutory or otherwise), charge, encumbrance, hypothecation, assignment, deposit arrangement, or other arrangement having the practical effect of the foregoing or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having the same economic effect as any of the foregoing).

                  "Loan" shall mean a loan made by a Lender to the Borrower under its Commitment, which may either be a Base Rate Loan or a Eurodollar Loan.

                  "Loan Documents" shall mean, collectively, this Agreement, the Notes (if any), the Subsidiary Guarantee Agreement, all Notices of Borrowing and all Notices of Conversion/Continuation.

                  "Loan Parties" shall mean the General Partner, the Borrower and the Guarantors.

                  "Material Adverse Effect" shall mean, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singularly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences whether or not related, a material adverse change in, or a material adverse effect on, (i) the business, results of operations, financial condition, assets, liabilities or prospects of the Borrower or of KPP and its Subsidiaries taken as a whole, (ii) the ability of any Loan Party to perform any of its obligations under the Loan Documents, (iii) the rights and remedies of the Administrative Agent and the Lenders under any of the Loan Documents or (iv) the legality, validity or enforceability of any of the Loan Documents.

                  "Material Indebtedness" shall mean Indebtedness (other than the Loans) or obligations in respect of one or more Hedging Agreements of any one or more of KPP and its Subsidiaries in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of KPP or any Subsidiary of KPP in respect to any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that KPP or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

                  "Maximum Rate" shall have the meaning set forth in Section 11.12.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Multiemployer  Plan"  shall  have the  meaning  set  forth in
         Section 4001(a)(3) of ERISA.

                  "Net Cash  Proceeds"  shall  mean,  with  respect to any Asset
         Disposition, Recovery Event or Additional Debt (each, for purposes of this definition, a "transaction"), the aggregate amount of cash received, as the case may be, by (x) KPP or the Borrower or (y) any Significant Affiliate and legally available to be distributed to KPP or the Borrower in the form of dividends or distributions in connection with such transaction after, in each case, deducting therefrom (i) payments made in respect of any Indebtedness to the extent that such payments are required to be made (other than under the Loan Documents) as a result of or in connection with such transaction by applicable law or the terms of any contractual agreement relating to such Indebtedness, (ii) reasonable and customary transaction costs (which in the case of any Recovery Event may include litigation costs and expenses and other costs and expenses of collecting payments and settlements therefrom) that are paid or reserved for payment (A) to a Person that is not an Affiliate of KPP or (B) to KPP or an Affiliate of KPP to reimburse such Person for payments made by such Person to another Person that is not KPP or an Affiliate of KPP in respect of such transaction costs, (iii) the amount of taxes paid or reserved for payment by KPP or such Significant Affiliate in connection with or as a result of such transaction and (iv) any Reinvestment Amount.

                  "Non-Recourse" shall mean, with respect to any Person as applied to any Indebtedness (i) that such Person is not directly or indirectly liable to make any payments with respect to such Indebtedness, (ii) that such Indebtedness (or portion thereof) does not constitute Indebtedness of such Person other than to the extent of recourse to such Person's Equity Interests in the Person primarily incurring such Debt (or any shareholder, partner, member or participant of such Person) and that (iii) such Indebtedness (or portion thereof) is not secured by a Lien on any asset of such Person other than such Person's Equity Interests in the Person primarily incurring such Indebtedness or any shareholder, partner, member, participant or other owner, directly or indirectly, of such Person or the Person the obligations of which were guaranteed.

                  "Note" shall mean a promissory note of the Borrower payable to the order of a requesting Lender in the principal amount of such Lender's commitment, in substantially the form of Exhibit A.

                  "Notice  of  Borrowing"  shall have the  meaning  set forth in
         Section 2.3.

                  "Notice of Conversion/Continuation" shall mean the notice given by the Borrower to the Administrative Agent in respect of the conversion or continuation of an outstanding Borrowing as provided in
         Section 2.5(b) hereof.

                  "Obligations" shall mean all amounts owing by the Borrower to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or any other Loan Document, including without limitation, all principal, interest (including any interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), all reimbursement obligations, fees, expenses, indemnification and reimbursement payments, costs and expenses (including all fees and expenses of counsel to the Administrative Agent and any Lender incurred pursuant to this Agreement or any other Loan Document), whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder, and all obligations arising under Hedging Agreements relating to the foregoing to the extent permitted hereunder, and all obligations and liabilities incurred in connection with collecting and enforcing the foregoing, together with all renewals, extensions, modifications or refinancings thereof.

                  "Off-Balance Sheet Liabilities" of any Person shall mean (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability of such Person under any sale and leaseback transactions that do not create a liability on the balance sheet of such Person, or (iii) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but that does not constitute a liability on the balance sheet of such Person.

                  "Other Taxes" shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

                  "Participant" shall have the meaning set forth in Section 11.4(c).

                  "Payment Office" shall mean the office of the Administrative Agent located at 25 Park Place, N.E., Atlanta, Georgia 30303, or such other location as to which the Administrative Agent shall have given written notice to the Borrower and the other Lenders.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA, and any successor entity performing similar functions.

                  "Permitted Encumbrances" shall mean

         (i) Liens imposed by law for taxes not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

         (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

         (iii)    pledges and deposits  made in the ordinary  course of business
                  in  compliance   with  workers'   compensation,   unemployment
                  insurance and other social security laws or regulations;

         (iv) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

         (v) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Borrower and its Subsidiaries taken as a whole; and

         (vi) Liens granted in favor of the Administrative Agent for the benefit of the Lenders.

                  "Permitted Investments" shall mean:

         (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

         (ii) commercial paper having the highest rating, at the time of acquisition thereof, of S&P or Moody's and in either case maturing within six months from the date of acquisition thereof;

         (iii) certificates of deposit, bankers' acceptances and time deposits maturing within 180 days of the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

         (iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above; and

         (v) mutual funds investing solely in any one or more of the Permitted Investments described in clauses (i) through (iv) above.

                  "Permitted Non-Recourse Debt" shall mean Indebtedness of any Person (other than any Loan Party) that is Non-Recourse to any Loan Party and is used by such Person to acquire, construct, develop and/or operate assets not owned by KPP or any Significant Affiliate as of the date hereof or to refinance Permitted Non-Recourse Debt.

                  "Person"  shall  mean  any  individual,   partnership,   firm,
         corporation, association, joint venture, limited liability company, trust or other entity, or any Governmental Authority.

                  "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
         Section 412 of the Code or Section 302 of ERISA, and in respect of which KPP or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Pro Rata Share" shall mean with respect to any Commitment of any Lender at any time, a percentage, the numerator of which shall be such Lender's Commitment (or if such Commitments have been terminated or expired or the Loans have been declared to be due and payable, such Lender's Credit Exposure), and the denominator of which shall be the sum of such Commitments of all Lenders (or if such Commitments have been terminated or expired or the Loans have been declared to be due and payable, the sum of the Credit Exposures of all Lenders).

                  "Recovery Event" shall mean any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any property or asset of KPP or any Significant Affiliate, the Diluted Value of which settlement or payment, when added to the Diluted Value of all such settlements and payments (x) in any fiscal year of KPP exceeds $25,000,000 or (y) from the date hereof until the date three years following the date of this Agreement exceeds $50,000,000.

                  "Reference Parties" shall mean KPP and the Borrower.

                  "Reference Ratings" shall mean the Credit Ratings of the Reference Party with the lowest Credit Rating.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations.

                  "Reinvestment Amount" means, with respect to any Recovery Event, the amount of cash received by KPP or any Significant Affiliate that the Borrower, by written notice delivered to the Administrative Agent on or prior to the date 10 Business Days following receipt of such cash by KPP or such Significant Affiliate, certifies will be reinvested, and within 180 days of receipt of such cash is in fact reinvested, in assets to replace, restore or refurbish the assets that were the subject of such Recovery Event.

                  "Related  Parties"  shall mean,  with respect to any specified
         Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "Release" means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.

                  "Required Lenders" shall mean, at any time, Lenders holding more than 51% of the aggregate outstanding Loans and unused Commitments at such time or if the Lenders have no Loans outstanding, then Lenders holding more than 51% of the Commitments.

                  "Responsible Officer" shall mean, with respect to any Person, any of the president, the chief executive officer, the chief operating officer, the chief financial officer, the treasurer or a vice president of such Person or such other representative of such Person as may be designated in writing by any one of the foregoing with the consent of the Administrative Agent.

                  "Restricted  Payment"  shall  have the  meaning  set  forth in
         Section 7.5.

                  "S&P" shall mean Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc..

                  "SPV" shall have the meaning set forth in Section 11.4(c).

                  "Significant Affiliate" shall means each Person (i) in which KPP's direct and indirect Investments in such Person constitute more than 10% of the total assets of KPP and its consolidated Subsidiaries,
         (ii) in which KPP's and its Subsidiaries' share of the total assets (after intercompany eliminations) of such Person exceed 10% of the total assets of KPP and its consolidated Subsidiaries, or (iii) in which the equity of KPP and its Subsidiaries in the income from continuing operations of such Person before income taxes, extraordinary items and cumulative effects of changes in accounting principles exceeds 10% of such income of KPP and its consolidated Subsidiaries.

                  "Significant Subsidiary" means any Subsidiary of KPP that is a Significant Affiliate.

                  "Subsidiary" shall mean, with respect to any Person (the "parent"), any corporation, partnership, joint venture, limited liability company, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, partnership, joint venture, limited liability company, association or other entity (i) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, or in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (ii) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "Subsidiary Guarantee Agreement" shall mean the Subsidiary Guarantee Agreement, substantially in the form of Exhibit C, made by the Guarantors (other than KPP) in favor of the Administrative Agent for the benefit of the Lenders.

                  "Taxes" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "Termination Date" shall mean the earliest of (i) the date three years from the date of this Agreement, (ii) the date on which the Commitments are terminated pursuant to Section 2.6 and (iii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).

                  "Type", when used in reference to a Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Base Rate.

                  "UK Facility" shall mean the Credit Agreement, dated as of January 29, 1999, among the borrower and ST Services, Ltd., as borrowers, and SunTrust Bank, as lender, as amended, modified and supplemented from time to time.

                  "Wholly-Owned Subsidiary" shall mean any Subsidiary of a Person, all of the issued and outstanding Equity Interests of which are directly or indirectly owned by such Person, excluding (i) any general partner interests owned by the General Partner in any such Subsidiary that is a partnership and (ii) any directors' qualifying shares or similar type of Equity Interests, as applicable.

                  "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         Classifications of Loans and Borrowings.

         For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a "Eurodollar Loan" or "Base Rate Loan"). Borrowings also may be classified and referred to by Type (e.g., "Eurodollar Borrowing" or "Base Rate Borrowing").

         Accounting Terms and Determination.

         Unless otherwise defined or specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for such changes approved by KPP's independent public accountants) with the most recent audited consolidated financial statement of KPP delivered pursuant to Section 5.1(a); provided, that if KPP notifies the Administrative Agent that KPP wishes to amend any covenant in Article VI to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies KPP that the Required Lenders wish to amend
Article VI for such purpose), then KPP's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to KPP and the Required Lenders.

         Terms Generally.

         The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the word "to" means "to but excluding". Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as it was originally executed or as it may from time to time be amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and permitted assigns, (iii) the words "hereof", "herein" and "hereunder" and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular provision hereof, (iv) all references to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles, Sections, Exhibits and Schedules to this Agreement and (v) all references to a specific time shall be construed to refer to the time in the city and state of the Administrative Agent's principal office, unless otherwise indicated.


AMOUNT AND TERMS OF THE COMMITMENTS

         The Revolving Credit Facility.

         Subject to and upon the terms and conditions herein set forth, the Lenders hereby establish in favor of the Borrower a revolving credit facility pursuant to which each Lender severally agrees (to the extent of such Lender's Commitment) to make Loans to the Borrower in accordance with Section 2.2.

         The Loans.

         Subject to the terms and conditions set forth herein, each Lender severally agrees to make Loans to the Borrower, from time to time from the date hereof until the Termination Date, in an aggregate principal amount outstanding at any time that will not result in (i) such Lender's Credit Exposure exceeding such Lender's Commitment or (ii) the sum of the aggregate Credit Exposures of all Lenders exceeding the Aggregate Commitments. Until the Termination Date, the Borrower shall be entitled to borrow, prepay and reborrow Loans in accordance with the terms and conditions of this Agreement.

         Procedure for Borrowings.

         The Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of each Borrowing substantially in the form of Exhibit D (a "Notice of Borrowing") (x) prior to 11:00 a.m. one Business Day prior to the requested date of each Base Rate Borrowing and (y) prior to 11:00 a.m. three Business Days prior to the requested date of each Eurodollar Borrowing. Each Notice of Borrowing shall be irrevocable and shall specify: (i) the aggregate principal amount of such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day), (iii) the Type of such Loan comprising such Borrowing and (iv) in the case of a Eurodollar Borrowing, the duration of the initial Interest Period applicable thereto (subject to the provisions of the definition of Interest Period). Each Borrowing shall consist entirely of Base Rate Loans or Eurodollar Loans, as the Borrower may request. The aggregate principal amount of each Eurodollar Borrowing shall be not less than $5,000,000 or a larger multiple of $1,000,000, and the aggregate principal amount of each Base Rate Borrowing shall not be less than $1,000,000 or a larger multiple of $100,000. At no time shall the total number of Eurodollar Borrowings outstanding at any time exceed five. Promptly following the receipt of a Notice of Borrowing in accordance herewith, the Administrative Agent shall advise each Lender of the details thereof and the amount of such Lender's Loan to be made as part of the requested Borrowing.

         Funding of  Borrowings.

         Each Lender will make available each Loan to be made by it hereunder on the proposed date thereof by wire transfer in immediately available funds by 11:00 a.m. to the Administrative Agent at the Payment Office. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts that it receives, in like funds by the close of business on such proposed date, to an account maintained by the Borrower with the Administrative Agent or at the Borrower's option, by effecting a wire transfer of such amounts to an account designated by the Borrower to the Administrative Agent. Unlessthe Administrative Agent shall have been notified by any Lender prior to 5 p.m. one Business Day prior to the date of a Borrowing in which such Lender is participating that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date, and the Administrative Agent, in reliance on such assumption, may make available to the Borrower on such date a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the date of such Borrowing, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Rate for up to two days and thereafter at the rate specified for such Borrowing. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent together with interest at the rate specified for such Borrowing. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its Pro Rata Share of any Borrowing hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder. All Borrowings shall be made by the Lenders on the basis of their respective Pro Rata Shares. No Lender shall be responsible for any default by any other Lender in its obligations hereunder, and each Lender shall be obligated to make its Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder. Interest Elections. Each Borrowing initially shall be of the Type specified in the applicable Notice of Borrowing, and in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Notice of Borrowing. Thereafter, the Borrower may elect to convert such Borrowing into a different Type or to continue such Borrowing, and in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. To make an election pursuant to this Section, the Borrower shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing (a "Notice of Conversion/Continuation") that is to be converted or continued, as the case may be, (x) prior to 10:00 a.m. one Business Day prior to the requested date of a conversion into a Base Rate Borrowing and
(y) prior to 11:00  a.m.  three  Business  Days  prior to a  continuation  of or conversion into a Eurodollar Borrowing. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify (i) the Borrowing to which such Notice of Continuation/Conversion applies and, if different options are being elected with respect to different portions thereof, the portions thereof that are to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Notice of Continuation/Conversion, which shall be a Business Day, (iii) whether the resulting Borrowing is to be a Base Rate Borrowing or a Eurodollar Borrowing; and (iv) if the resulting Borrowing is to be a Eurodollar Borrowing, the Interest Period applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of "Interest Period". If any such Notice of Continuation/Conversion requests a Eurodollar Borrowing but does not specify an Interest Period, the Borrower shall be deemed to have selected an Interest Period of one month. The principal amount of any resulting Borrowing shall satisfy the minimum borrowing amount for Eurodollar Borrowings and Base Rate Borrowings set forth in Section 2.3. If, on the expiration of any Interest Period in respect of any Eurodollar Borrowing, the Borrower shall have failed to deliver a Notice of Conversion/ Continuation, then, unless such Borrowing is repaid as provided herein, the Borrower shall be deemed to have elected to convert such Borrowing to a Base Rate Borrowing. No Borrowing may be converted into, or continued as, a Eurodollar Borrowing if a Default or an Event of Default has occurred and is continuing, unless the Administrative Agent and each of the Lenders shall have otherwise consented in writing. No conversion of any Eurodollar Loans shall be permitted except on the last day of the Interest Period in respect thereof. Upon receipt of any Notice of Conversion/Continuation, the Administrative Agent shall promptly notify each Lender of the details thereof and of such Lender's portion of each resulting Borrowing. Reduction and Termination of Commitments. All Commitments shall terminate on the Termination Date. Upon at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent (which notice shall be irrevocable), the Borrower may reduce the Aggregate Commitments in part or terminate the Aggregate Commitments in whole; provided, that (i) any partial reduction shall apply to reduce proportionately and permanently the Commitment of each Lender, (ii) any partial reduction pursuant to this Section 2.6 shall be in an amount of at least $5,000,000 and any larger multiple of $1,000,000, and (iii) no such reduction shall be permitted that would reduce the Aggregate Commitments to an amount less than the outstanding Credit Exposures of all Lenders. On the date of any required prepayment of Loans pursuant to Section 2.9(b), the Commitments shall automatically reduce by an amount equal to such required prepayment (regardless of whether any Loans are outstanding or are prepaid on such date). Repayment of Loans. The outstanding principal amount of all Loans shall be due and payable (together with accrued and unpaid interest thereon) on the Termination Date.

         Evidence of Indebtedness.

         Each Lender shall maintain in accordance with its usual practice appropriate records evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Lender from time to time under this Agreement. The Administrative Agent shall maintain appropriate records in which shall be recorded (i) the Commitment of each Lender, (ii) the amount of each Loan made hereunder by each Lender, the Type thereof and the Interest Period applicable thereto, (iii) the date of each continuation thereof pursuant to Section 2.5, (iv) the date of each conversion of all or a portion thereof to another Type pursuant to Section 2.5, (v) the date and amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder in respect of such Loans and (vi) both the date and amount of any sum received by the Administrative Agent hereunder from the Borrower in respect of the Loans and each Lender's Pro Rata Share thereof. The entries made in such records shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, that the failure or delay of any Lender or the Administrative Agent in maintaining or making entries into any such record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans (both principal and unpaid accrued interest) of such Lender in accordance with the terms of this Agreement. At the request of any Lender at any time, the Borrower agrees that it will execute and deliver to such Lender a Note, payable to the order of such Lender. Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, without premium or penalty, by giving irrevocable written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent no later than (i) in the case of prepayment of any Eurodollar Borrowing, 11:00 a.m. not less than three Business Days prior to any such prepayment, and (ii) in the case of any prepayment of any Base Rate Borrowing, not less than one Business Day prior to the date of such prepayment. Each such notice shall be irrevocable and shall specify the proposed date of such prepayment and the principal amount of each Borrowing or portion thereof to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each affected Lender of the contents thereof and of such Lender's Pro Rata Share of any such prepayment. If such notice is given, the aggregate amount specified in such notice shall be due and payable on the date designated in such notice, together with accrued interest to such date on the amount so prepaid in accordance with Section 2.10(c); provided, that if a Eurodollar Borrowing is prepaid on a date other than the last day of an Interest Period applicable thereto, the Borrower shall also pay all amounts required pursuant to Section 2.16. Each partial prepayment of any Loan shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type pursuant to Section 2.2. Each prepayment of a Borrowing shall be applied ratably to the Loans comprising such Borrowing. The Borrower shall promptly notify the Administrative Agent upon the receipt of any Net Cash Proceeds and, at any time that Net Cash Proceeds received and not previously applied to any prepayment pursuant to this Section 2.9(b) shall equal or exceed $10,000,000, the Borrower shall prepay Borrowings, together with payment of all amounts required pursuant to Section 2.16, in an aggregate amount equal to 100% (without duplication) the Net Cash Proceeds of any Asset Disposition, Recovery Event or Additional Debt.

         Interest on Loans.

         The Borrower shall pay interest on each Base Rate Loan at the Base Rate in effect from time to time and on each Eurodollar Loan at the Adjusted LIBO Rate for the applicable Interest Period in effect for such Loan, plus, in each case, the Applicable Margin in effect from time to time. If an Event of Default has occurred and is continuing, at the option of the Required Lenders, the Borrower shall pay interest ("Default Interest") with respect to all Eurodollar Loans at the rate otherwise applicable for the then-current Interest Period plus an additional 2% per annum until the last day of such Interest Period, and thereafter, and with respect to all Base Rate Loans and all other Obligations hereunder (other than Loans), at an all-in rate in effect for Base Rate Loans, plus an additional 2% per annum. Interest on the principal amount of all Loans shall accrue from and including the date such Loans are made to but excluding the date of any repayment thereof. Interest on all outstanding Base Rate Loans shall be payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date. Interest on all outstanding Eurodollar Loans shall be payable on the last day of each Interest Period applicable thereto, and, in the case of any Eurodollar Loans having an Interest Period in excess of three months, on each day that occurs every three months, after the initial date of such Interest Period, and on the Termination Date. Interest on any Loan that is converted into a Loan of another Type or that is repaid or prepaid shall be payable on the date of such conversion or on the date of any such repayment or prepayment (on the amount repaid or prepaid) thereof. All Default Interest shall be payable on demand. The Administrative Agent shall determine each interest rate applicable to the Loans hereunder and shall promptly notify the Borrower and the Lenders of such rate in writing (or by telephone, promptly confirmed in writing). Any such determination shall be conclusive and binding for all purposes, absent manifest error. Fees. AgencyFees. The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times agreed upon by the Borrower in the Fee Letter described in clause (i) of the definition of "Fee Letters". Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee which shall accrue at the Applicable Percentage (determined daily in accordance with Schedule I) on the daily amount of the unused Commitment of such Lender from the date hereof until the Termination Date. Accrued commitment fees shall be payable in arrears on the last day of each March, June, September and December, commencing on the first such date to occur after the date hereof, and on the Termination Date. Computation of Interest and Fees. Interest based on the Administrative Agent's prime rate pursuant to clause (i) of the definition of "Base Rate" shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and all fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

         Inability to Determine Interest Rates.

         If prior to the commencement of any Interest Period for any Eurodollar Borrowing, (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant interbank market, adequate means do not exist for ascertaining LIBOR for such Interest Period, or (ii) the Administrative Agent shall have received notice from the Required Lenders that the Adjusted LIBO Rate does not adequately and fairly reflect the cost to such Lenders (or Lender, as the case may be) of making, funding or maintaining their Eurodollar Loans for such Interest Period, the Administrative Agent shall give written notice (or telephonic notice, promptly confirmed in writing) to the Borrower and to the Lenders as soon as practicable thereafter. Until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) the obligations of the Lenders to make Eurodollar Loans or to continue or convert outstanding Loans as or into Eurodollar Loans shall be suspended and (ii) all such affected Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto unless the Borrower prepays such Loans in accordance with this Agreement.

         Illegality.

         If any Change in Law shall make it unlawful or impossible for any Lender to make, maintain or fund any Eurodollar Loan and such Lender shall so notify the Administrative Agent, the Administrative Agent shall promptly give notice thereof to the Borrower and the other Lenders, whereupon until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make Eurodollar Loans, or to continue or convert outstanding Loans as or into Eurodollar Loans, shall be suspended. In the case of the making of a Eurodollar Borrowing, such Lender's Loan shall be made as a Base Rate Loan as part of the same Borrowing for the same Interest Period, and, if the affected Eurodollar Loan is then outstanding, such Loan shall be converted to a Base Rate Loan either (i) on the last day of the then current Interest Period applicable to such Eurodollar Loan if such Lender may lawfully continue to maintain such Loan to such date or (ii) immediately if such Lender shall determine that it may not lawfully continue to maintain such Eurodollar Loan to such date. Notwithstanding the foregoing, the affected Lender shall, prior to giving such notice to the Administrative Agent, designate a different Applicable Lending Office if such designation would avoid the need for giving such notice and if such designation would not otherwise be disadvantageous to such Lender in the good faith exercise of its discretion.

         Increased Costs.

         If any Change in Law shall (i) impose, modify or deem applicable any reserve, special deposit or similar requirement that is not otherwise included in the determination of the Adjusted LIBO Rate hereunder against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or (ii) impose on any Lender or the eurodollar interbank market any other condition affecting this Agreement or any Eurodollar Loans made by such Lender, and the result of the foregoing is to increase the cost to such Lender of making, converting into, continuing or maintaining a Eurodollar Loan or to reduce the amount received or receivable by such Lender hereunder (whether of principal, interest or any other amount), then the Borrower shall promptly pay, upon written notice from and demand by such Lender on the Borrower (with a copy of such notice and demand to the Administrative Agent), to the Administrative Agent for the account of such Lender, within five Business Days after the date of such notice and demand, additional amount or amounts sufficient to compensate such Lender for such additional costs incurred or reduction suffered. If any Lender or the Issuing Bank shall have determined that on or after the date of this Agreement any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital (or on the capital of such Lender's parent corporation) as a consequence of its obligations hereunder to a level below that which such Lender or such Lender's parent corporation could have achieved but for such Change in Law (taking into consideration such Lender's policies or the policies of such Lender's parent corporation with respect to capital adequacy) then, from time to time, within five Business Days after receipt by the Borrower of written demand by such Lender (with a copy thereof to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender or such Lender's parent corporation for any such reduction suffered. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or such Lender's parent corporation as specified in subsection (a) or (b) of this Section shall be delivered to the Borrower (with a copy to the Administrative Agent) and shall be conclusive, absent manifest error. The Borrower shall pay any such Lender such amount or amounts within 10 days after receipt thereof. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation. Funding Indemnity. In the event of
(i) the payment of any principal of a Eurodollar Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (ii) the conversion or continuation of a Eurodollar Loan other than on the last day of the Interest Period applicable thereto, or (iii) the failure by the Borrower to borrow, prepay, convert or continue any Eurodollar Loan on the date specified in any applicable notice (regardless of whether such notice is withdrawn or revoked), then, in any such event, the Borrower shall compensate each Lender, within five Business Days after written demand from such Lender, for any loss, cost or expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense shall be deemed to include an amount determined by such Lender to be the excess, if any, of (A) the amount of interest that would have accrued on the principal amount of such Eurodollar Loan if such event had not occurred at the Adjusted LIBO Rate applicable to such Eurodollar Loan for the period from the date of such event to the last day of the then current Interest Period therefor (or in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Eurodollar Loan) over (B) the amount of interest that would accrue on the principal amount of such Eurodollar Loan for the same period if the Adjusted LIBO Rate were set on the date such Eurodollar Loan were prepaid or converted or the date on which the Borrower failed to borrow, convert or continue such Eurodollar Loan. A certificate as to any additional amount payable under this Section 2.16 submitted to the Borrower by any Lender (with a copy to the Administrative Agent) shall be conclusive, absent manifest error.

         Taxes.

         Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any
Indemnified Taxes or Other Taxes; provided, that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, any Lender shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law. In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. The Borrower shall indemnify the Administrative Agent and each Lender, within five Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. Each Foreign Lender represents and warrants to the Administrative Agent and the Borrower that, as of the date such Lender becomes a party to this Agreement, such Lender is entitled to an exemption from withholding tax under the Code or any treaty to which the United States is a party with respect to payments under this Agreement, and each Foreign Lender shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding. Without limiting the generality of the foregoing, each Foreign Lender agrees that it will deliver to the Administrative Agent and the Borrower (or in the case of a Participant, to the Lender from which the related participation shall have been purchased), as appropriate, two duly completed copies of (i) Internal Revenue Service Form W-8 ECI, or any successor form thereto, certifying that the payments received from the Borrower hereunder are effectively connected with such Foreign Lender's conduct of a trade or business in the United States; or
(ii) Internal Revenue Service Form W-8 BEN, or any successor form thereto, certifying that such Foreign Lender is entitled to benefits under an income tax treaty to which the United States is a party that exempts from U.S. withholding tax payments of interest hereunder; or (iii) Internal Revenue Service Form W-8 BEN, or any successor form prescribed by the Internal Revenue Service, together with a certificate (A) establishing that the payment to the foreign lender qualifies as "portfolio interest" exempt from U.S. withholding tax under Code section 871(h) or 881(c), and (B) stating that (1) the Foreign Lender is not a bank for purposes of Code section 881(c)(3)(A), or the obligation of the Borrower hereunder is not, with respect to such Foreign Lender, a loan agreement entered into in the ordinary course of its trade or business, within the meaning of that section; (2) the Foreign Lender is not a 10% shareholder of the Borrower within the meaning of Code section 871(h)(3) or 881(c)(3)(B); and (3) the Foreign Lender is not a controlled foreign corporation that is related to the Borrower within the meaning of Code section 881(c)(3)(C); or (iv) such other Internal Revenue Service forms as may be applicable to the Foreign Lender, including Forms W-8 IMY or W-8 EXP. Each such Foreign Lender shall deliver to the Borrower and the Administrative Agent such forms on or before the date that it becomes a party to this Agreement (or in the case of a Participant, on or before the date such Participant purchases the related participation). In addition, each such Foreign Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender. Each such Foreign Lender shall promptly notify the Borrower and the Administrative Agent at any time that it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the Internal Revenue Service for such purpose). Payments Generally; Pro Rata Treatment; Sharing of Set-offs. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 12:00 noon on the date when due in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the Payment Office, except that payments pursuant to Sections 2.15, 2.16 and 2.17 and 11.3 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be made payable for the period of such extension. All payments hereunder shall be made in Dollars. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans that would result in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided, that (i) if any such participation is purchased and all or any portion of the payment giving rise thereto is recovered, such participation shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this subsection shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this subsection shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. Unlessthe Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount or amounts due. In such event, if the Borrower has not in fact made such payment, then each Lender severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.4(a) or 11.3(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid. Mitigation of Obligations; Replacement of Lenders. If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the sole judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable under
Section 2.15 or Section 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all costs and expenses incurred by any Lender in connection with such designation or assignment. If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority of the account of any Lender pursuant to Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions set forth in Section 11.4(b) all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender); provided, that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal amount of all Loans owed to it, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (in the case of such outstanding principal and accrued interest) and from the Borrower (in the case of all other amounts) and (iii) in the case of a claim for compensation under Section 2.15 or payments required to be made pursuant to
Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

CONDITIONS PRECEDENT TO LOANS

         Conditions To Effectiveness.

         The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 11.2).

         The Administrative Agent shall have received all fees and other amounts due and payable under the Loan Documents and the Fee Letters on or prior to the Closing Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower, under any Loan Document or the Fee Letters.

         The Administrative Agent (or its counsel) shall have received the following, each in the form specified or, if no form is specified, in form and substance satisfactory to the Administrative Agent: a counterpart of this Agreement signed by or on behalf of each party thereto or written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement; ifrequested by any Lender, a Note payable to such Lender, duly executed by the Borrower; a counterpart of the Subsidiary Guarantee Agreement, duly executed by each Guarantor; a certificate of the Secretary or Assistant Secretary of each Loan Party, attaching and certifying copies of its Constituent Documents and of the resolutions of its board of directors (or other comparable authorizations), authorizing the execution, delivery and performance of the Loan Documents to which it is a party and certifying the name, title and true signature of each officer of such Loan Party executing the Loan Documents to which it is a party; certificates of good standing or existence, as the case may be, from the Secretary of State of the jurisdiction of organization of each Loan Party and each other jurisdiction where each such Loan Party is (x) required to be qualified to do business as a foreign corporation and (y) owns, leases or operates common carrier pipeline assets; a favorable written opinion of Fulbright & Jaworski, L.L.P., counsel to the Loan Parties, addressed to the Administrative Agent and each of the Lenders, substantially in the form of Exhibit F; a certificate, dated the Closing Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in clauses (i) and (ii) of Section 3.2; acertified copy of the Acquisition Agreement, together with evidence that upon the application of the proceeds of the initial Loans, the acquisition contemplated by the Acquisition Agreement will be consummated in accordance with the terms thereof and without any material deviations therefrom; a certificate of the Secretary or Assistant Secretary of the Borrower, attaching and certifying copies of all consents, approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under any Requirement of Law, or by any contractual or legal obligation of each Loan Party, in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents or any of the transactions contemplated thereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired; and Copies of (A) the unaudited quarterly financial statements of KPP and its Subsidiaries on a consolidated basis for the fiscal quarter ending on September 30, 2000, and (B) the audited consolidated financial statements of KPP and its Subsidiaries for the fiscal year ending December 31, 1999. Each Borrowing. The obligation of each Lender to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

                  at the time of and immediately after giving effect to such Borrowing, no Default or Event of Default shall have occurred and be continuing; and the representations and warranties of each Loan Party set forth in the Loan Documents to which each such Loan Party is a party shall be true and correct in all material respects on and as of the date of such Borrowing, in each case before and after giving effect thereto; the Administrative Agent shall have received Notice of Borrowing, duly completed, executed and delivered in accordance with the terms hereof; and the Administrative Agent shall have received such other documents, certificates, information or legal opinions as the Administrative Agent or the Required Lenders may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent or the Required Lenders. Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in clauses (i) and (ii) of this
         Section 3.2. Post Closing. Within 45 days following the Closing Date, the Administrative Agent shall have received evidence that all Liens securing the obligations of the Borrower and its Subsidiaries under the UK Facility have been released. Within seven days following the Closing Date, the Administrative Agent shall have received copies of duly executed payoff letters evidencing that upon the application of the proceeds of the initial Loans, the Existing Indebtedness was paid in full.

         Delivery of Documents.

         All Loan Documents, certificates, legal opinions and other documents referred to in this Article III shall, unless otherwise specified, be delivered to the Administrative Agent for the account of each Lender and, except for the Notes, in sufficient counterparts or copies for each Lender.


REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Administrative Agent and each Lender as follows:

         Existence; Power.

         Each Loan Party and each of its Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business and is in good standing in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

         Organizational Power; Authorization; Enforceability.

         The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party are within such Loan Party's organizational powers and have been duly authorized by all necessary organizational, and if required, stockholder, member or partner (as applicable), action. This Agreement has been duly executed and delivered by KPP and the Borrower, and constitutes, and each other Loan Document to which any Loan Party is a party, when executed and delivered by such Loan Party, will constitute, the legal, valid and binding obligation of KPP, the Borrower or such Loan Party (as the case may be), enforceable against KPP, the Borrower or such Loan Party (as the case may be) in accordance with its respective terms.

         Governmental Approvals; No Conflicts.

         The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect,
(ii) will not violate any applicable law or regulation or the Constituent Documents of such Loan Party or any of its Subsidiaries or any judgment or order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, material agreement or other material instrument binding on such Loan Party or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by such Loan Party or any of its Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of such Loan Party or any of its Subsidiaries, except Liens (if any) created under the Loan Documents.

         Financial Statements.

         The Borrower has furnished to each Lender (i) the audited consolidated balance sheet of KPP and its Subsidiaries as of December 31, 1999 and the related consolidated statements of income, shareholders' equity and cash flows for the fiscal year then ended prepared by KPMG LLP and (ii) the unaudited consolidated balance sheet of KPP and its Subsidiaries as at the end of the September 30, 2000, and the related unaudited consolidated statements of income and cash flows for the fiscal quarter and year-to-date period then ending, certified by a Responsible Officer of KPP. Such financial statements fairly present the consolidated financial condition of KPP and its Subsidiaries as of such dates and the consolidated results of operations for such periods in conformity with GAAP consistently applied, subject to year end audit adjustments and the absence of footnotes in the case of the statements referred to in clause
(ii). Since December 31, 1999, there have been no changes with respect to KPP and its Subsidiaries or the Borrower which have had or could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

         Litigation and Environmental Matters.

         No litigation, investigation or proceeding of or before any arbitrators or Governmental Authorities is pending against or, to the knowledge of the Borrower, threatened against or affecting any Loan Party or any of its Subsidiaries (i) that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or (ii) that in any manner draws into question the validity or enforceability of this Agreement or any other Loan Document. Exceptfor the matters set forth on Schedule 4.5, no Loan Party nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability, where any such event or circumstance described in clauses (i) through
(iv) above(A) could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or (B) in any manner draws into question the validity or enforceability of this Agreement or any other Loan Document. Compliance with Laws and Agreements. Each Loan Party and each of its Subsidiaries is in compliance with (i) all applicable laws, rules, regulations and orders of any Governmental Authority, and (ii) all indentures, agreements or other instruments binding upon it or its properties, except where non-compliance, either singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         Investment Company Act, Etc.

         Neither KPP nor any of its Subsidiaries is (i) an "investment company", as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended or
(iii) otherwise subject to any other regulatory scheme limiting its ability to incur debt.

         Taxes.

         KPP and its Subsidiaries and each other Person the taxes of which KPP or any Subsidiary of KPP could become liable have timely filed or caused to be filed all Federal income tax returns and all other material tax returns that are required to be filed by them, and have paid all taxes shown to be due and payable on such returns or on any assessments made against it or its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, except (i) to the extent the failure to do so would not have a Material Adverse Effect or (ii) where the same are currently being contested in good faith by appropriate proceedings and for which KPP or such Subsidiary, as the case may be, has set aside on its books adequate reserves. The charges, accruals and reserves on the books of KPP and its Subsidiaries in respect of such taxes are adequate, and no tax liabilities that could be materially in excess of the amount so provided are anticipated.

         Margin Regulations.

         None of the proceeds of any of the Loans will be used for "purchasing" or "carrying" any "margin stock" with the respective meanings of each of such term under Regulation U or for any purpose that violates the Margin Regulations.

         ERISA.

         No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 the fair market value of the assets of all such underfunded Plans.

         Ownership of Property.

         Each of the Loan Party and its Subsidiaries has good title to, or valid leasehold interests in, all of its real and personal property material to the operation of its business. Each of the Loan Party and its Subsidiaries owns, or is licensed, or otherwise has the right, to use, all patents, trademarks, service marks, tradenames, copyrights and other intellectual property material to its business, and the use thereof by such Loan Party and its Subsidiaries does not infringe on the rights of any other Person, except for any such infringements that, individually or in the aggregate, would not have a Material Adverse Effect. Disclosure. The Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which each Loan Party or any of its Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the reports (including without limitation all reports that the Borrower is required to file with the Securities and Exchange Commission), financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation or syndication of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by any other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, taken as a whole, in light of the circumstances under which they were made, not misleading; provided, that with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

         Labor Relations.

         There are no strikes,  lockouts  or other  material  labor  disputes or grievances against any Loan Party or any of its Subsidiaries, or, to the Borrower's knowledge, threatened against or affecting any Loan Party or any of its Subsidiaries, and no significant unfair labor practice, charges or grievances are pending against the Borrower or any of its Subsidiaries, or to the Borrower's knowledge, threatened against any of them before any Governmental Authority. All payments due from any Loan Party or any of its Subsidiaries pursuant to the provisions of any collective bargaining agreement have been paid or accrued as a liability on the books of such Loan Party or such Subsidiary (as applicable), except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         Acquisition Agreement.

         The Acquisition Agreement is the legal, valid and binding obligation of each party thereto, enforceable against each such party in accordance with its terms.

         Subsidiaries, Significant Affiliates and Guarantors.

         Schedule 4.15 sets forth the name of, the ownership interest of KPP in, the jurisdiction of incorporation of, and the type of, each Subsidiary of KPP and each Significant Affiliate and identifies each Subsidiary of KPP and each Significant Affiliate that is a Guarantor, in each case, as of the date hereof.

         Liens.

         Schedule 7.2 sets forth all Liens existing on the date hereof on any property or asset of KPP or any Subsidiary of KPP.


AFFIRMATIVE COVENANTS

         KPP and the Borrower (as applicable) covenant and agree that so long as any Lender has a Commitment hereunder or the principal of and interest on any Loan or any fee or any other amount payable hereunder remains unpaid:

         Financial Statements and Other Information.

         The Borrower will deliver to the Administrative Agent and each Lender:

                  as soon as available and in any event within 95 days after the end of each fiscal year of KPP, a copy of the annual audited report for such fiscal year for KPP and its Subsidiaries, containing a consolidated balance sheet of KPP and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows (together with all footnotes thereto) of KPP and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and reported on by KPMG LLP or other independent public accountants of nationally recognized standing (without a "going concern" or like qualification, exception or explanation and without any qualification or exception as to scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and the results of operations of KPP and its Subsidiaries for such fiscal year on a consolidated basis in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards; as soon as available and in any event within 50 days after the end of each of the first three fiscal quarters of each fiscal year of KPP, an unaudited consolidated balance sheet of KPP and its
         Subsidiaries as of the end of such fiscal quarter and the related unaudited consolidated statements of income and cash flows of KPP and its Subsidiaries for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of KPP's previous fiscal year, all certified by a Responsible Officer of KPP as presenting fairly in all material respects the financial condition and results of operations of KPP and its Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes; concurrently with the delivery of the financial statements referred to in subsections (a) and
         (b) above, a certificate of a Responsible Officer of the Borrower, (i) certifying as to whether a Default or Event of Default has occurred and is continuing on the date of such certificate, and if a Default or an Event of Default then has occurred and is continuing, specifying the details thereof and the action that the Borrower has taken or proposes to take with respect thereto, (ii) setting forth in reasonable detail calculations demonstrating compliance with Article VI and (iii) stating whether any change in GAAP or the application thereof affecting the calculations described in clause (ii) above has occurred since the date of the audited financial statements of KPP referred to in Section 4.4 and, if any change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; concurrently with the delivery of the financial statements referred to in subsection
         (a) above, a certificate of the accounting firm that reported on such financial statements stating whether it obtained any knowledge during the course of its examination of such financial statements of any Default or Event of Default (which certificate may be limited to the extent required by accounting rules or guidelines); promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all functions of said Commission, or with any national securities exchange, or distributed by KPP or the Borrower to its security holders generally; and promptly following any request therefor, such other information regarding the results of operations, business affairs and financial condition of KPP, the Borrower or of their respective Subsidiaries as the Administrative Agent or any Lender may reasonably request. Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following, in each case, accompanied by a written statement of a Responsible Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto:

                  the occurrence of any Default or Event of Default; the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or, to the knowledge of the Borrower, affecting any Loan Party or any Subsidiary of any Loan Party that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; the occurrence of any event or any other development by which any Loan Party or any Subsidiary of any Loan Party (i) fails to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) becomes subject to any Environmental Liability, (iii) receives notice of any claim with respect to any Environmental Liability, or (iv) becomes aware of any basis for any Environmental Liability and in each of the preceding clauses, which individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; the occurrence of any ERISA Event that alone, or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of KPP and its Subsidiaries in an aggregate amount exceeding $5,000,000; and any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect. Existence; Conduct of Business. KPP will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and maintain in full force and effect its legal existence and its respective rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business and will continue to engage in the same business as presently conducted or such other businesses that are reasonably related thereto; provided, that nothing in this Section shall prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.3.

         Compliance with Laws, Etc.

         KPP will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and requirements of any Governmental Authority applicable to its properties, except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         Payment of Obligations.

         KPP will, and will cause each of its Subsidiaries to, pay and discharge at or before maturity, all of its obligations and liabilities (including without limitation all tax liabilities and claims that could result in a statutory Lien) before the same shall become delinquent or in default, except where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) KPP or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

         Books and Records.

         KPP will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities to the extent necessary to prepare the consolidated financial statements of Borrower in conformity with GAAP.

         Visitation, Inspection, Etc.

         KPP will, and will cause each of its Subsidiaries to, permit any representative of the Administrative Agent or any Lender, to visit and inspect its properties, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with any of its officers and with its independent certified public accountants, all at such reasonable times and as often as the Administrative Agent or any Lender may reasonably request after reasonable prior notice to KPP; provided, however, if an Event of Default has occurred and is continuing, no prior notice shall be required.

         Maintenance of Properties; Insurance.

         KPP will, and will cause each of its Subsidiaries to, (i) keep and maintain all property material to the conduct of its business in good working order and condition, except for ordinary wear and tear and except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect and (ii) maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by companies in the same or similar businesses operating in the same or similar locations.

         Use of Proceeds.

         The Borrower will use the proceeds of all Loans to finance the acquisition contemplated by the Acquisition Agreement, to refinance the Existing Indebtedness (including the payment of associated make-wholes) and for other general corporate purposes of the Borrower and its Subsidiaries. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that would violate any rule or regulation of the Board of Governors of the Federal Reserve System, including Regulation T, U or X.

         Additional Subsidiaries.

         If any  additional  Significant  Subsidiary  (other  than any  Excluded
Subsidiary and any Foreign Subsidiary) is acquired or formed after the date hereof, KPP will, within ten business days after such Significant Subsidiary is acquired or formed, notify the Administrative Agent and the Lenders thereof and will cause such Significant Subsidiary to become a Guarantor by executing agreements in the form of Annex I to Exhibit C and will cause such Significant Subsidiary to deliver simultaneously therewith such certificates, documents, opinions of counsel and other information regarding such Guarantor and the enforceability against such Guarantor of the Subsidiary Guarantee Agreement as the Administrative Agent may reasonably request.


FINANCIAL COVENANTS

         KPP and the Borrower (as applicable) covenant and agree that so long as any Lender has a Commitment hereunder or the principal of or interest on or any Loan remains unpaid or any fee or any other amount payable hereunder remains unpaid:

         Funded Debt to EBITDA.

         KPP and its Subsidiaries will maintain, as of the end of each fiscal quarter of KPP, a ratio of Consolidated Funded Debt to Consolidated EBITDA of not more than 3.75 to 1.00, measured, in each case, for the four-fiscal quarter period ending on each date of such determination.

         Consolidated EBITDA to Consolidated Interest Expense.

         KPP and its Subsidiaries will maintain, as of the end of each fiscal quarter of KPP, a ratio of Consolidated EBITDA to Consolidated Interest Expense of not less than 3.00 to 1.00, measured, in each case, for the four-fiscal quarter period ending on each date of such determination..

         Consolidated Net Worth.

         KPP will not permit its Consolidated Net Worth at any time to be less than an amount equal to 80% of the Consolidated Net Worth as at December 31, 1999, plus 80% of the Net Cash Proceeds of any Equity Event by KPP or any of its Subsidiaries.


NEGATIVE COVENANTS

         KPP and the Borrower (as applicable) covenant and agree that so long as any Lender has a Commitment hereunder or the principal of or interest on any Loan remains unpaid or any fee or any other amount payable hereunder remains unpaid:

         Indebtedness.

         KPP will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, except:

                  Indebtedness created pursuant to the Loan Documents and, until the application of the proceeds of the initial Loans, the Existing Indebtedness; and other Indebtedness the incurrence of which does not otherwise result in the occurrence of a Default or an Event of Default.

         Negative Pledge.

         KPP will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien on any of its assets or property now owned or hereafter acquired, except:

                  Permitted Encumbrances; any Liens on any property or asset of KPP or any Subsidiary of KPP existing on the date hereof set forth on
         Schedule 7.2; provided, that such Lien shall not apply to any other property or asset of KPP or any such Subsidiary; purchase money Liens upon or in any fixed or capital assets to secure the purchase price or the cost of construction or improvement of such fixed or capital assets or to secure Indebtedness incurred solely for the purpose of financing the acquisition, construction or improvement of such fixed or capital assets (including Liens securing Capital Lease Obligations); provided, that (i) such Lien attaches to such asset concurrently or within 90 days after the acquisition, improvement or completion of the construction thereof; (ii) such Lien does not extend to any other asset; and (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets; any Lien (i) existing on any asset of any Person at the time such Person becomes a Subsidiary of KPP, (ii) existing on any asset of any Person at the time such Person is merged with or into KPP or any Subsidiary of KPP or (iii) existing on any asset prior to the acquisition thereof by KPP or any Subsidiary of KPP; provided, that any such Lien was not created in the contemplation of any of the foregoing and any such Lien secures only those obligations which it secures on the date that such Person becomes a Subsidiary or the date of such merger or the date of such acquisition; extensions, renewals, or replacements of any Lien referred to in subsections (a) through (d) of this Section; provided, that the principal amount of the Indebtedness secured thereby is not increased and that any such extension, renewal or replacement is limited to the assets originally encumbered thereby; and duringthe period from the date hereof until the 45th day following the Closing Date, Liens in existence on the date hereof securing the obligations of the Borrower and its Subsidiaries under the UK Facility. Fundamental Changes. KPP will not, and will not permit any Subsidiary to, merge into or consolidate into any other Person, or permit any other Person to merge into or consolidate with it, or sell, lease, transfer or otherwise dispose of (in a single transaction or a series of transactions) all or substantially all of its assets (in each case, whether now owned or hereafter acquired) or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired) or liquidate or dissolve; provided, that if at the time thereof and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing (i) any Subsidiary of the Borrower may merge with a Person if such Subsidiary is the surviving Person, (ii) any Subsidiary may merge into another Subsidiary; provided, that if any party to such merger is a Guarantor, the Guarantor shall be the surviving Person, (iii) any Subsidiary of the Borrower may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to the Borrower or to a Guarantor and (iv) any Subsidiary (other than a Guarantor) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders. KPP will not, and will not permit any of its Subsidiaries to, engage in any business other than businesses of the type conducted by KPP and its Subsidiaries on the date hereof and businesses reasonably related thereto. Investments, Loans, Etc. KPP will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly-owned Subsidiary prior to such merger), any common stock, evidence of indebtedness or other securities (including any option, warrant, or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person (all of the foregoing being collectively called "Investments"), except:

                  Investments (other than Permitted Investments) existing on the date hereof (including Investments in Subsidiaries); Permitted Investments and the Investment contemplated by the Acquisition Agreement; Guarantees constituting Indebtedness permitted by Section 7.1; provided, that the aggregate principal amount of Indebtedness of Subsidiaries that are not Guarantors that are Guaranteed by any Loan Party shall be subject to the limitation set forth in subsection (d) hereof; Investments made by KPP or any Subsidiary of KPP (in each case, whether directly or indirectly, through one or more subsidiaries of KPP or one or more Excluded Affiliates), provided, that for any such Investment of at least $50,000,000 individually, and for each such Investment of at least $10,000,000 individually if the aggregate of all such Investments during any fiscal year of KPP shall have exceeded $75,000,000, KPP shall first have provided to the Administrative Agent financial statements of KPP and its consolidated Subsidiaries demonstrating, to the reasonable satisfaction of the Administrative Agent, that after giving pro forma effect to such Investment, KPP shall continue to be in compliance with Article VI hereof; loans or advances to employees, officers or directors of KPP or any Subsidiary of KPP in the ordinary course of business for travel, relocation and related expenses; provided, however, that the aggregate amount of all such loans and advances does not exceed $1,000,000 at any time; and pursuant to Hedging Agreements permitted by Section 7.10. Restricted Payments. KPP will not, and will not permit its Subsidiaries to, make or agree to make, directly or indirectly, any Distribution, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any Equity Interests or Indebtedness subordinated to the Obligations of the Borrower or any options, warrants, or other rights to purchase Equity Interests or such Indebtedness, whether now or hereafter outstanding (each, a "Restricted Payment"), except for (i) Distributions payable by KPP solely in its Equity Interests, (ii) Restricted Payments made by any Subsidiary of KPP to KPP or to another Subsidiary of KPP and (iii) cash Distributions paid on, and cash redemptions of, the Equity Interests of KPP or the Borrower; provided, that no Default or Event of Default has occurred and is continuing at the time such Distribution is paid or redemption is made.

         Sale of Assets.

         KPP will not, and will not permit any of its Subsidiaries (other than any Excluded Subsidiary) to, convey, sell, lease, assign, transfer or otherwise dispose of, any of its assets, business or property, whether now owned or hereafter acquired, other than in compliance with Section 2.9(b).

         Transactions with Affiliates.

         KPP will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (i) in the ordinary course of business at prices and on terms and conditions not less favorable to KPP or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (ii) transactions between or among KPP and its wholly-owned Subsidiaries not involving any other Affiliates and (iii) any Restricted Payment permitted by Section 7.5.

         Restrictive Agreements.

         KPP will not, and will not permit any Subsidiary of KPP (other than any Excluded Subsidiary) to, directly or indirectly, enter into, incur or permit to exist any agreement that prohibits, restricts or imposes any condition upon (i) the ability of KPP or any such Subsidiary to create, incur or permit any Lien upon any of its assets or properties, whether now owned or hereafter acquired, or (ii) the ability of any such Subsidiary to make Distributions with respect to its Equity Interests, to make or repay loans or advances to KPP or any other Subsidiary, to guarantee Indebtedness of KPP or any other such Subsidiary or to transfer any of its property or assets to KPP or any such Subsidiary of KPP; provided, that (A) the foregoing shall not apply to restrictions or conditions imposed by law or by this Agreement or any other Loan Document, (B) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of any Subsidiary of KPP pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is sold and such sale is permitted hereunder, (C) clause (i) shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions and conditions apply only to the property or assets securing such Indebtedness and (D) clause
(i) shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

         Sale and Leaseback Transactions.

         KPP will not, and will not permit any of its Subsidiaries (other than any Excluded Subsidiary) to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred.

         Hedging Agreements.

         KPP will not, and will not permit any of the Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which KPP or any such Subsidiary is exposed in the conduct of its business or the management of its liabilities. Solely for the avoidance of doubt, KPP acknowledges that a Hedging Agreement entered into for speculative purposes or of a speculative nature (which shall be deemed to include any Hedging Agreement under which KPP or any Subsidiary of KPP is or may become obliged to make any payment (A) in connection with the purchase by any third party of any common stock or any Indebtedness or
(B) as a result of changes in the market value of any common stock or any Indebtedness) is not a Hedging Agreement entered into in the ordinary course of business to hedge or mitigate risks.

         Amendment to Material Documents.

         KPP will not, and will not permit any Subsidiary of KPP to, amend, modify or waive any of its rights in a manner materially adverse to the Lenders under (i) its Constituent Documents or (ii) the Acquisition Agreement.

         Accounting Changes.

         KPP will not, and will not permit any Subsidiary of KPP to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of KPP or of any such Subsidiary, except to change the fiscal year of any such Subsidiary to conform its fiscal year to that of KPP.


KPP GUARANTEE

         The Borrower is a direct and wholly-owned subsidiary of KPP, and KPP will derive substantial benefit from the making of the Loans by the Lenders. As consideration therefor and in order to induce the Lenders to make Loans, KPP agrees as follows:

         Guarantee.

         KPP unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (i) the due and punctual payment of (A) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (B) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the other Loan Parties to the Administrative Agent and the Lenders under this Agreement the other Loan Documents, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the other Loan Parties under or pursuant to this Agreement and the other Loan Documents; and (iii) the due and punctual payment and performance of all obligations of the Borrower, monetary or otherwise, under each Hedging Agreement entered into with a counterparty that was a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into (all the monetary and other obligations referred to in the preceding clauses (i) through (iii) being collectively called the "Guaranteed Obligations"). KPP further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation.

         Guaranteed Obligations Not Waived.

         To the fullest extent permitted by applicable law, KPP waives presentment to, demand of payment from and protest to the other Loan Parties of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of KPP hereunder shall not be affected by (i) the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of this Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document or any other agreement, including with respect to any other Guarantor under the Subsidiary Guarantee Agreement, or (iii) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any Lender.

         Guarantee of Payment.

         KPP further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any Lender to any of the security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any Lender in favor of the Borrower or any other Person.

         No Discharge or Diminishment of Guarantee.

         The obligations of KPP hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of KPP hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of KPP or that would otherwise operate as a discharge of a guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Guaranteed Obligations).

         Defenses of Borrower Waived.

         To the fullest extent permitted by applicable law, KPP waives any defense based on or arising out of any defense of any Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party, other than the final and indefeasible payment in full in cash of the Guaranteed Obligations. The Administrative Agent and the Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the other Loan Parties or any other guarantor, without affecting or impairing in any way the liability of KPP hereunder except to the extent the Guaranteed Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, KPP waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of KPP against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

         Agreement to Pay; Subordination.

         In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any Lender has at law or in equity against KPP by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, KPP hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for the benefit of the Lenders in cash the amount of such unpaid Guaranteed Obligations. Upon payment by KPP of any sums to the Administrative Agent, all rights of KPP against any Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations. In addition, any indebtedness of any other Loan Party now or hereafter held by KPP is hereby subordinated in right of payment to the prior payment in full in cash of the Guaranteed Obligations. If any amount shall erroneously be paid to KPP on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of such Loan Party, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

         Information.

         KPP assumes all responsibility for being and keeping itself informed of the other Loan Parties' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that KPP assumes and incurs hereunder, and agrees that none of the Administrative Agent or the Lenders will have any duty to advise KPP of information known to it or any of them regarding such circumstances or risks.

         Representations and Warranties.

         KPP represents and warrants as to itself that all representations and warranties relating to it contained in this Agreement are true and correct.

         Termination.

         The guarantees made hereunder (i) shall terminate when all the Guaranteed Obligations have been paid in full in cash and the Lenders have no further commitment to lend under this Agreement and (ii) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Lender or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise. In connection with the foregoing, the Administrative Agent shall execute and deliver to KPP or KPP's designee, at KPP's expense, any documents or instruments that KPP shall reasonably request from time to time to evidence such termination and release.


EVENTS OF DEFAULT

         Events of Default.

         If any of the following events (each an "Event of Default") shall occur:

                  the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or otherwise; or

                  the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount payable under subsection
         (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of 3 Business Days; or

                  any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with this Agreement or any other Loan Document (including the Schedules attached thereto) and any amendments or modifications hereof or waivers hereunder, or in any certificate, report, financial statement or other document submitted to the Administrative Agent or the Lenders by any Loan Party or any representative of any Loan Party pursuant to or in connection with this Agreement or any other Loan Document shall prove to be incorrect in any material respect when made or deemed made or submitted; or

                  the Borrower or KPP, as applicable, shall fail to observe or perform any covenant or agreement contained in Section 5.2(a) or 5.3 (with respect to KPP's or the Borrower's existence) or Article VI or VII; or

                  any Loan Party shall fail to observe or perform any covenant or agreement contained in any Loan Document (other than those referred to in subsections (a), (b) and (d) above), and such failure shall remain unremedied for 30 days after the earlier of (i) any officer of the Borrower becomes aware of such failure, or (ii) notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender; or

                  the Borrower, KPP or any Significant Affiliate (whether as primary obligor or as guarantor or other surety) shall fail to pay any principal of or premium or interest on any Material Indebtedness that is outstanding, when and as the same shall become due and payable (whether at scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument evidencing such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable; or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or any offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or


                  the Borrower, KPP or any Significant Affiliate shall (i) commence a voluntary case or other proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in subsection (i) of this Section, (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Borrower, KPP or any such Significant Affiliate or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing; or

                  an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower, KPP or any Significant Affiliate or its debts, or any substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or (ii) the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Borrower, KPP or any Significant Affiliate or for a substantial part of its assets, and in any such case, such proceeding or petition shall remain undismissed for a period of 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or the Borrower, KPP or any Significant Subsidiary shall become unable to pay, shall admit in writing its inability to pay, or shall fail to pay, its debts as they become due; or an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with other ERISA Events that have occurred, could reasonably be expected to result in liability to the Borrower and the Subsidiaries in an aggregate amount exceeding $5,000,000; or any judgment or order for the payment of money in excess of $5,000,000 in the aggregate shall be rendered against the Borrower, KPP or any Significant Affiliate, and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or any non-monetary judgment or order shall be rendered against the Borrower, KPP or any Significant Affiliate that could reasonably be expected to have a Material Adverse Effect, and there shall be a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or a Change in Control shall occur or exist; or any provision of the Subsidiary Guarantee Agreement shall for any reason cease to be valid and binding on, or enforceable against, any Guarantor, or any Guarantor shall so state in writing, or (a) any provision of Article VIII shall for any reason cease to be valid and binding on, or enforceable against KPP, or KPP shall so state in writing; Guarantor shall seek to terminate its obligations under the Loan Documents; or then, and in every such event (other than an event with respect to KPP or the Borrower described in subsection (g) or (h) of this Section) and at any time thereafter during the continuance of such event, the Administrative Agent may, and upon the written request of the Required Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate the Commitments, whereupon the Commitment of each Lender shall terminate immediately; (ii) declare the principal of and any accrued interest on the Loans, and all other Obligations owing hereunder, to be, whereupon the same shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and (iii) exercise all remedies contained in any other Loan Document; and that, if an Event of Default specified in either subsection (g) or (h) shall occur, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon, and all fees, and all other Obligations shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

THE ADMINISTRATIVE AGENT

         Appointment of Administrative Agent.

         Each Lender irrevocably appoints SunTrust Bank as the Administrative Agent and authorizes it to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent under this Agreement and the other Loan Documents, together with all such actions and powers that are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions set forth in this Article shall apply to any such sub-agent and the Related Parties of the Administrative Agent and any such sub-agent and shall apply to their respective activities in connection with the syndication of the credit facility provided for herein as well as activities as Administrative Agent.

         Nature of Duties of Administrative Agent.

         The Administrative Agent shall not have any duties or obligations except those expressly set forth in this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, (i) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing, (ii) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except those discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.2), and (iii) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.2) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or any Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with any Loan Document, (B) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (C) the performance or observance of any of the covenants, agreements, or other terms and conditions set forth in any Loan Document, (D) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (E) the satisfaction of any condition set forth in Article III or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

         Lack of Reliance on the Administrative Agent.

         Each of the Lenders acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each of the Lenders also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, continue to make its own decisions in taking or not taking of any action under or based on this Agreement, any related agreement or any document furnished hereunder or thereunder.

         Certain Rights of the Administrative Agent.

         If the Administrative Agent shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement, the Administrative Agent shall be entitled to refrain from such act or taking such act, unless and until it shall have received instructions from such Lenders; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders where required by the terms of this Agreement.

         Reliance by Administrative Agent.

         The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed, sent or made by the proper Person. The Administrative Agent may also rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or not taken by it in accordance with the advice of such counsel, accountants or experts.

         The Administrative Agent in its Individual Capacity.

         The bank serving as the Administrative Agent shall have the same rights and powers under this Agreement and any other Loan Document in its capacity as a Lender as any other Lender and may exercise or refrain from exercising the same as though it were not the Administrative Agent; and the terms "Lenders", "Required Lenders", "holders of Notes", or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The bank acting as the Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if it were not the Administrative Agent hereunder.

         Successor Administrative Agent.

         The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent, subject to the approval by the Borrower provided that no Default or Event of Default shall have occurred and be continuing at such time. If no successor Administrative Agent shall have been so appointed, and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of resignation or the Required Lenders' removal of the Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America or any state thereof or a bank which maintains an office in the United States, having a combined capital and surplus of at least $500,000,000.

         Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. If within 45 days after written notice is given of the retiring Administrative Agent's resignation or removal under this Section 10.7 no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (i) the retiring Administrative Agent's resignation or removal shall become effective, (ii) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (iii) the Required Lenders shall thereafter perform all duties of the retiring Administrative Agent under the Loan Documents until such time as the Required Lenders appoint a successor Administrative Agent as provided above. After any retiring Administrative Agent's resignation hereunder, the provisions of this Article IX shall continue in effect for the benefit of such retiring Administrative Agent and its representatives and agents in respect of any actions taken or not taken by any of them while it was serving as the Administrative Agent.

         Authorization to Execute other Loan Documents.

         Each Lender hereby authorizes the Administrative Agent to execute on behalf of all Lenders all Loan Documents other than this Agreement.


MISCELLANEOUS

         Notices.

         Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications to any party herein to be effective shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

        To the Borrower:             2435 North Central Expressway
                                     Suite 700
                                     Richardson, Texas 75080-2731
                                     Attention:  Ed Doherty
                                                 Mark Jones
                                     Telecopy Number: (972) 699-1894

                 To KPP:             2435 North Central Expressway
                                     Suite 700
                                     Richardson, Texas 75080-2731
                                     Attention:  Ed Doherty
                                                 Mark Jones
                                     Telecopy Number: (972) 699-1894

  To the Administrative Agent:       SunTrust Bank
                                     303 Peachtree Street, N. E.
                                     Atlanta, Georgia 30308
                                     Attention:
                                     Telecopy Number:

                  With a copy to:    SunTrust Equitable Securities Corporation
                                     303 Peachtree Street, N. E./ 24th Floor
                                     Atlanta, Georgia 30308
                                     Attention:
                                     Telecopy Number:

  To any other Lender:               the address set forth in the Administrative
                                     Questionnaire


         Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All such notices and other communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the mails or if delivered, upon delivery; provided, that notices delivered to the
Administrative Agent shall not be effective until actually received by such Person at its address specified in this Section 11.1. Any agreement of the Administrative Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Administrative Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Administrative Agent and Lenders shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Administrative Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans and all other Obligations hereunder shall not be affected in any way or to any extent by any failure of the Administrative Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent and the Lenders to be contained in any such telephonic or facsimile notice. Waiver; Amendments. No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or any other Loan Document, and no course of dealing between the Borrower and the Administrative Agent or any Lender, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power hereunder or thereunder. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan
Documents are cumulative and are not exclusive of any rights or remedies provided by law. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by subsection (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default or Event of Default at the time. No amendment or waiver of any provision of this Agreement or the other Loan Documents, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Required Lenders or the Borrower and the Administrative Agent with the consent of the Required Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment or waiver shall: (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the date fixed for any payment of any principal of, or interest on, any Loan or any fees hereunder or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date for the termination or reduction of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the consent of each Lender; (vi) release any guarantor or limit the liability of any such guarantor under any guaranty agreement, without the written consent of each Lender; (vii) release all or substantially all collateral (if any) securing any of the Obligations, without the written consent of each Lender; provided further, that no such agreement shall amend, modify or otherwise affect the rights, duties or obligations of the Administrative Agent without the prior written consent of the Administrative Agent. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by the Borrower, the Required Lenders and the Administrative Agent if (i) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate (but such Lender shall continue to be entitled to the benefits of Sections 2.15, 2.16, and 2.17 and 11.3) upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement and is released from its obligations hereunder. Expenses; Indemnification. The Borrower shall pay (i) all reasonable, out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers thereof (whether or not the transactions contemplated in this Agreement or any other Loan Document shall be consummated), and (ii) all out-of-pocket costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of outside counsel and the allocated cost of inside counsel) incurred by the Administrative Agent or any Lender in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. The Borrower shall indemnify the Administrative Agent, each Lender and each Related Party of any of the foregoing (each, an "Indemnitee") against, and hold each of them harmless from, any and all costs, losses, liabilities, claims, damages and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, which may be incurred by or asserted against any Indemnitee arising out of, in connection with or as a result of (i) the execution or delivery of this Agreement or any other agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of any of the transactions contemplated hereby, (ii) any Loan, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned by the Borrower or any Subsidiary or any Environmental Liability related in any way to the Borrower or any Subsidiary or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided, that the Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and nonappealable judgment. The
Borrower shall pay, and hold the Administrative Agent and each of the Lenders harmless from and against, any and all present and future stamp, documentary, and other similar taxes with respect to this Agreement and any other Loan Documents, any collateral described therein, or any payments due thereunder, and save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes. To the extent that the Borrower fails to pay any amount required to be paid to the Administrative Agent under subsection (a), (b) or (c) above, each Lender severally agrees to pay to the Administrative Agent such Lender's Pro Rata Share (determined as of the time that the unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided, that the unreimbursed expense or indemnified payment, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, in its capacity as such. To the extent permitted by applicable law, the Borrower, KPP and all Significant Affiliates shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to actual or direct damages) arising out of, in connection with or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated therein, any Loan or the use of proceeds thereof. All amounts due under this Section shall be payable promptly after written demand therefor. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment and the Loans at the time owing to it and including non-pro rata assignments of its Commitments and related Loans); provided, that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Borrower and the Administrative Agent (and, in the case of an assignment of all or a portion of a Commitment must give their prior written consent (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire amount of the assigning Lender's Commitment hereunder or an assignment while an Event of Default has occurred and is continuing, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 (unless the Borrower and the Administrative Agent shall otherwise consent), (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations with respect to any Commitment and the Loans related thereto under this Agreement and the other Loan Documents, (iv) the assigning Lender and the assignee shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee payable by the assigning Lender or the assignee (as determined between such Persons) in an amount equal to $1,000 and (v) such assignee, if it is not a Lender, shall deliver a duly completed Administrative Questionnaire to the Administrative Agent; provided, that any consent of the Borrower otherwise required hereunder shall not be required if an Event of Default has occurred and is continuing. Upon the execution and delivery of the Assignment and Acceptance and payment by such assignee to the assigning Lender of an amount equal to the purchase price agreed between such Persons, such assignee shall become a party to this Agreement and any other Loan Documents to which such assigning Lender is a party and, to the extent of such interest assigned by such Assignment and Acceptance, shall have the rights and obligations of a Lender under this Agreement, and the assigning Lender shall be released from its obligations hereunder to a corresponding extent (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16 and 2.17 and 11.3. Upon the consummation of any such assignment hereunder, the assigning Lender, the Administrative Agent and the Borrower shall make appropriate arrangements to have new Notes issued if so requested by either or both the assigning Lender or the assignee. Any assignment or other transfer by a Lender that does not fully comply with the terms of this subsection (b) shall be treated for purposes of this Agreement as a sale of a participation pursuant to subsection (c) below. Any Lender may at any time, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of its obligations hereunder, and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. Any agreement between such Lender and the Participant with respect to such participation shall provide that such Lender shall retain the sole right and responsibility to enforce this Agreement and the other Loan Documents and the right to approve any amendment, modification or waiver of this Agreement and the other Loan Documents; provided, that such participation agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver of this Agreement described in the first proviso of
Section 11.2(b) that affects the Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender hereunder and had acquired its interest by assignment pursuant to subsection (b); provided, that no Participant shall be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant unless the sale of such participation is made with the Borrower's prior written consent. To the extent permitted by law, the Borrower agrees that each Participant shall be entitled to the benefits of
Section 2.18 as though it were a Lender, provided, that such Participant agrees to share with the Lenders the proceeds thereof in accordance with Section 2.18 as fully as if it were a Lender hereunder. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrower is notified of such participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with
Section 2.17(e) as though it were a Lender hereunder. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and its Notes (if any) to secure its obligations to a Federal Reserve Bank without complying with this Section; provided, that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPV"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided, that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of any Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State. Notwithstanding anything to the contrary in this Section 11.4, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV. As this
Section 11.4(e) applies to any particular SPV, this Section may not be amended without the written consent of such SPV. Governing Law; Jurisdiction; Consent to Service of Process. This Agreement and the other Loan Documents shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York. Each of the Borrower and KPP hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court of the Southern District of New York, and of the Supreme Court of the State of New York sitting in New York County and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state court or, to the extent permitted by applicable law, such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction. Each of the Borrower and KPP irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in subsection (b) of this Section and brought in any court referred to in subsection (b) of this Section. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party to this Agreement irrevocably consents to the service of process in the manner provided for notices in Section 11.1. Nothing in this Agreement or in any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by law. WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         Right of Setoff.

         In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, each Lender shall have the right, at any time or from time to time upon the occurrence and during the continuance of an Event of Default, without prior notice to the Borrower or KPP, any such notice being expressly waived by the Borrower and KPP to the extent permitted by applicable law, to set off and apply against all deposits (general or special, time or demand, provisional or final) of the Borrower or KPP at any time held or other obligations at any time owing by such Lender to or for the credit or the account of the Borrower or KPP against any and all Obligations held by such Lender, irrespective of whether such Lender shall have made demand hereunder and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Administrative Agent and the Borrower after any such set-off and any application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

         Counterparts; Integration.

         This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement, the other Loan Documents and the Fee Letters constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements and understandings, oral or written, regarding such subject matters.

         Survival.

         All covenants, agreements, representations and warranties made by the Borrower and KPP herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 11.3 and Article X shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof. All representations and warranties made herein, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and the making of the Loans.

         Severability.

         Any provision of this Agreement or any other Loan Document held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Confidentiality.

         Each of the Administrative Agent and each Lender agrees to take normal and reasonable precautions to maintain the confidentiality of any information designated in writing as confidential and provided to it by KPP or any Subsidiary of KPP, except that such information may be disclosed (i) to any Related Party of the Administrative Agent or any such Lender, including without limitation accountants, legal counsel and other advisors, (ii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iii) to the extent requested by any regulatory agency or authority,
(iv) to the extent that such information becomes publicly available other than as a result of a breach of this Section 11.11, or which becomes available to the Administrative Agent or any Related Party of any of the foregoing on a nonconfidential basis from a source other than KPP or any Subsidiary of KPP, (v) in connection with the exercise of any remedy hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, and (vi) subject to provisions substantially similar to this Section 11.11, to any actual or prospective assignee or Participant, or (vii) with the consent of the Borrower. Any Person required to maintain the confidentiality of any information as provided for in this Section 11.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord its own confidential information.

         Interest Rate Limitation.

         Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which may be treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate of interest (the "Maximum Rate") that may be contracted for, charged, taken, received or reserved by a Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this
Section 11.12 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                     KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.

                                     By KANEB PIPE LINE COMPANY,
                                        General Partner

                                     By /s/Edward D. Doherty
                                     Name:     Edward D. Doherty
                                     Title:    Chairman of the Board


                                      KANEB PIPE LINE PARTNERS, L.P.

                                      By KANEB PIPE LINE COMPANY,
                                         General Partner

                                      By /s/Edward D. Doherty
                                      Name:     Edward D. Doherty
                                      Title:    Chairman of Board


                                      SUNTRUST BANK
                                      as Administrative Agent and as a Lender


                                      By /s/John A. Fields, Jr.
                                      Name:     John A. Fields, Jr.
                                      Title:    Managing Director

                                      Commitment: $50,000,000.00


                                      BANK OF AMERICA, N.A.


                                      By /s/J. Scott Fowler
                                      Name:     J. Scott Fowler
                                      Title:    Managing Director

                                      Commitment: $35,000,000.00


                                      BANK ONE, NA


                                      By /s/Jeanie Harman
                                      Name:     Jeanie Harman
                                      Title:    First Vice President

                                      Commitment: $70,000,000.00



                                       BNP PARIBAS


                                       By /s/Larry Robinson
                                       Name:     Larry Robinson
                                       Title:    Vice President



                                       By /s/John H. Roberts
                                       Name:     John H. Roberts
                                       Title:    Vice President

                                       Commitment: $25,000,000.00



                                       FLEET NATIONAL BANK


                                        By /s/Sarah P.Z. Dwyer
                                        Name:     Sarah P.Z. Dwyer
                                        Title:    Vice President

                                        Commitment: $70,000,000.00



                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                        New York Branch


                                        By /s/Ryusuke Aya
                                        Name:     Ryusuke Aya
                                        Title:    Senior Vice President

                                        Commitment: $25,000,000.00




                                   Schedule I
                   APPLICABLE MARGIN AND APPLICABLE PERCENTAGE

-------------- --------------------------------- ----------------------- ---------------------- ----------------------
                                                                                                     Applicable
   Pricing           Consolidated Funded         Applicable Margin for     Applicable Margin       Percentage for
    Level                Debt:EBITDA                Eurodollar Loans      for Base Rate Loans      Commitment Fee
-------------- --------------------------------- ----------------------- ---------------------- ----------------------
--------------                                   ----------------------- ---------------------- ----------------------
                      Reference Ratings
--------------                                   ----------------------- ---------------------- ----------------------
-------------- --------------------------------- ----------------------- ---------------------- ----------------------
      I        Less than 2.50:1:00                     .625% p.a.               0% p.a.               .20% p.a.
-------------- --------------------------------- ----------------------- ---------------------- ----------------------
--------------                                   ----------------------- ---------------------- ----------------------
               BBB+ or higher/Baa1 or higher
--------------                                   ----------------------- ---------------------- ----------------------
-------------- --------------------------------- ----------------------- ---------------------- ----------------------
     II        Less than 3.00:1.00 but greater         .750% p.a.               0% p.a.              .250% p.a.
               than or equal to 2.50:1.00
-------------- --------------------------------- ----------------------- ---------------------- ----------------------
--------------                                   ----------------------- ---------------------- ----------------------
               BBB or higher/Baa2 or higher
--------------                                   ----------------------- ---------------------- ----------------------
-------------- --------------------------------- ----------------------- ---------------------- ----------------------
     III       Less than 3.50:1.00 but greater        1.000% p.a.               0% p.a.              .250% p.a.
               than or equal to 3.00:1.0
-------------- --------------------------------- ----------------------- ---------------------- ----------------------
--------------                                   ----------------------- ---------------------- ----------------------
               BBB- or higher/Baa3 or higher
--------------                                   ----------------------- ---------------------- ----------------------
-------------- --------------------------------- ----------------------- ---------------------- ----------------------
     IV        Equal to or greater than               1.250% p.a.               0% p.a.              .375% p.a.
               3.50:1:00
-------------- --------------------------------- ----------------------- ---------------------- ----------------------
--------------                                   ----------------------- ---------------------- ----------------------
               BB+ or higher/Ba1 or higher/or
               unrated
-------------- --------------------------------- ----------------------- ---------------------- ----------------------


         If (i) the Applicable Margin and the Applicable Percentage are to be determined by the Reference Ratings, (ii) more than one Reference Rating is in effect, (iii) such Reference Ratings are "split ratings" and (iv)(A) the ratings differential is one category, the lower of the two Reference Ratings will apply (e.g., BBB+/Baa2 results in Level II status) and (B) the ratings differential is more than one category, the rate shall be determined by reference to the category next above that of the lower of the two Reference Ratings (e.g., A-/Baa3, then the rate would be based on Level II status). If, once any Reference Party has obtained a Credit Rating, neither Reference Party continues to maintain any Credit Rating, then the rate shall be established by reference to Level IV.

         If the rating system of S&P or Moody's shall change, or if either rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower, the Lenders and the Administrative Agent shall negotiate in good faith to amend this Schedule to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin and the Applicable Percentage shall be determined by reference to the Reference Ratings most recently in effect prior to any such change or cessation. If after a reasonable time the parties cannot agree to a mutually acceptable amendment, the Applicable margin and the Applicable Percentage shall be determined by reference to Level IV.

                                  Schedule 4.5
                                   Schedule II

                              EXISTING INDEBTEDNESS



$15,000,000 7.89% Notes due June 27, 2016

$35,000,000 7.08% Notes due June 27, 2001

$33,000,000 8.05% Senior Notes due December 22, 2001

$27,000,000 8.37% Notes due February 24, 2002

$ 8,000,000 7.43% Notes due June 27, 2003

$10,000,000 7.60% Senior Notes due June 27, 2006

[CHASE REVOLVER]

                                                                    SCHEDULE 4.5


                              ENVIRONMENTAL MATTERS

                                     [None]

                                  Schedule 7.2
                                  SCHEDULE 4.15


                     SUBSIDIARIES, SIGNIFICANT SUBSIDIARIES,
                      SIGNIFICANT AFFILIATES AND GUARANTORS



Subsidiary or Affiliate             State of Incorp.             Entity Type             KPP's ownership

Kaneb Pipe Line Partners, L.P.         Delaware              Limited Partnership         N/A*

Kaneb Pipe Line Operating
     Partnership, L.P.                 Delaware              Limited Partnership          99% L.P. interest

Support Terminal Operating                                                                99% L.P. interest*
     Partnership, L.P.                 Delaware              Limited Partnership          1% G.P. interest

ST Services Ltd.                     United Kingdom          Limited Corporation          100%

ST Eastham  Ltd.                     United Kingdom          Limited Corporation          100%

ST Linden Terminal LLC                 Delaware              Limited Liability Corporation 50% managing member

ST/Center Chillicothe LLC              Delaware              Limited Liability Corporation 50% managing member

Support Terminal Services, Inc.        Delaware              Corporation                  100%*

StanTrans, Inc.                        Delaware              Corporation                  100%*

StanTrans Holding, Inc.                Delaware              Corporation                  100%

StanTrans Partners, L.P.               Delaware              Limited Partnership           99% L.P. interest
                                                                                            1% G.P. interest


* Guarantor

                                                                    SCHEDULE 7.2
                                 EXISTING LIENS


$27,000,000                    First Mortgage Notes              due 2/24/02*
$33,000,000                    First Mortgage Notes              due 1/22/01*
$35,000,000                    First Mortgage Notes              due 6/27/01*
$ 8,000,000                    First Mortgage Notes              due 6/27/03*
$10,000,000                    First Mortgage Notes              due 6/27/06*
$15,000,000                    First Mortgage Notes              due 6/27/16*
$15,000,000                    Revolver                          due 1/31/01*
(pound)16,000,000              Term Loan                         due 1/31/02**

The indebtedness listed above is secured by a pledge by Kaneb Pipe Line Operating Partnership, L.P. of the East pipeline and gathering system located in Kansas, Nebraska, Iowa, North Dakota and South Dakota (the "East Pipeline Collateral") and a pledge by Kaneb Pipe Line Operating Partnership, L.P. of all of the issued and outstanding common stock of Support Terminal Services, Inc. The East Pipeline Collateral includes, but is not limited to, (a) all fee lands and other rights, (b) all surface and other leases, (c) all rights of way, easements, servitudes, rights under oil & gas leases, licenses and permits, (d) all franchises, licenses, certificates of public convenience, (e) all loops, laterals, mains, lines, (f) all contracts and agreements for purchase, acquisition, gathering, (g) all hydrocarbons within the pipeline systems, (h) all present and future accounts and (i) all present tenements, hereditaments, appurtenances, profits and properties. The East Pipeline Collateral and such stock are described further in the Collateral Trust and Intercreditor Agreement, dated as of December 22, 1994, by and among Texas Commerce Bank National Association as Agent, the Original Banks, the Original Noteholders, and the Collateral Trustee (each as defined therein) as amended from time to time.

* Indebtedness to be paid on January 2, 2001.
** Lien to be released on the Closing Date.

                                                                       EXHIBIT A


                                  FORM OF NOTE


[$___________]



         FOR  VALUE  RECEIVED,  the  undersigned,   KANEB  PIPE  LINE  OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), hereby promises to pay to [name of Lender] (the "Lender") or its registered assigns, at the office of SunTrust Bank ("SunTrust") at 25 Park Place, N.E., Atlanta, Georgia 30303, on the Termination Date (as defined in the Revolving Credit Agreement, dated as of December 28, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Kaneb Pipe Line Partners, L.P., the lenders from time to time party thereto and SunTrust, as administrative agent for the lenders, the lesser of the principal sum of [AMOUNT OF SUCH LENDER'S COMMITMENT] and the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including the reasonable attorneys' fees of the Lender.

         The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates provided in the Credit Agreement.

         All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Note and the Credit Agreement.

         This Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS NOTE SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


                                     KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.

                                     By KANEB PIPE LINE COMPANY,
                                        General Partner

                                     By
                                     Name:
                                     Title:

                               LOANS AND PAYMENTS

---------------- ------------------------- --------------------- -------------------------- --------------------------

                                                                     Unpaid Principal            Name of Person
                        Amount and             Payments of              Balance of                   Making
     Date              Type of Loan              Principal                 Note                     Notation
---------------- ------------------------- --------------------- -------------------------- --------------------------
---------------- ------------------------- --------------------- -------------------------- --------------------------


---------------- ------------------------- --------------------- -------------------------- --------------------------
---------------- ------------------------- --------------------- -------------------------- --------------------------


---------------- ------------------------- --------------------- -------------------------- --------------------------
---------------- ------------------------- --------------------- -------------------------- --------------------------


---------------- ------------------------- --------------------- -------------------------- --------------------------
---------------- ------------------------- --------------------- -------------------------- --------------------------


---------------- ------------------------- --------------------- -------------------------- --------------------------
---------------- ------------------------- --------------------- -------------------------- --------------------------


---------------- ------------------------- --------------------- -------------------------- --------------------------
---------------- ------------------------- --------------------- -------------------------- --------------------------


---------------- ------------------------- --------------------- -------------------------- --------------------------
---------------- ------------------------- --------------------- -------------------------- --------------------------


---------------- ------------------------- --------------------- -------------------------- --------------------------
---------------- ------------------------- --------------------- -------------------------- --------------------------


---------------- ------------------------- --------------------- -------------------------- --------------------------
---------------- ------------------------- --------------------- -------------------------- --------------------------


---------------- ------------------------- --------------------- -------------------------- --------------------------
---------------- ------------------------- --------------------- -------------------------- --------------------------


---------------- ------------------------- --------------------- -------------------------- --------------------------
---------------- ------------------------- --------------------- -------------------------- --------------------------


---------------- ------------------------- --------------------- -------------------------- --------------------------
---------------- ------------------------- --------------------- -------------------------- --------------------------


---------------- ------------------------- --------------------- -------------------------- --------------------------
---------------- ------------------------- --------------------- -------------------------- --------------------------


---------------- ------------------------- --------------------- -------------------------- --------------------------
---------------- ------------------------- --------------------- -------------------------- --------------------------


---------------- ------------------------- --------------------- -------------------------- --------------------------
---------------- ------------------------- --------------------- -------------------------- --------------------------


---------------- ------------------------- --------------------- -------------------------- --------------------------


---------------- ------------------------- --------------------- -------------------------- --------------------------


                                     FORM OF

                            ASSIGNMENT AND ACCEPTANCE





         Reference is made to the Credit Agreement, dated as of December 28, 2000 (as amended and in effect on the date hereof, the "Credit Agreement"), among Kaneb Pipe Line Operating Partnership, L.P., a Delaware limited partnership, Kaneb Pipe Line Partners, L.P., a Delaware limited partnership, the Lenders from time to time party hereto and SunTrust Bank, as Administrative Agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meanings.

         The Assignor hereby sells and assigns, without recourse, to the Assignee designated below, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Commitment of the Assignor on the Assignment Date and Loans owing to the Assignor that are outstanding on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

         This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.17(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The Assignee shall pay the fee payable to the Administrative Agent pursuant to Section 11.4(b) of the Credit Agreement.

         This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.


Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment:
("Assignment Date"):

                                                                       EXHIBIT C



                                     FORM OF

                         SUBSIDIARY GUARANTEE AGREEMENT


This SUBSIDIARY GUARANTEE AGREEMENT (the "Agreement"), dated as of [ ], among each of the Subsidiaries listed on Schedule I hereto (each such subsidiary individually, a "Guarantor" and collectively, the "Guarantors") of KANEB PIPE LINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), and SUNTRUST BANK, a Georgia banking corporation as administrative agent (the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).
         Reference is made to the Revolving Credit Agreement, dated as of December 28, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Kaneb Pipe Line Partners, L.P., the lenders from time to time party thereto (the "Lenders") and SunTrust Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors is a direct or indirect Subsidiary of the Borrower and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by the Guarantors of a Subsidiary Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans, the Guarantors are willing to execute this Subsidiary Guarantee Agreement.

         Accordingly, the parties hereto agree as follows:

Guarantee.
         Each Guarantor unconditionally guarantees, jointly with KPP and the other Guarantors and severally, as a primary obligor and not merely as a surety,
(i) the due and punctual payment of (A) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (B) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents; and (iii) the due and punctual payment and performance of all obligations of the Borrower, monetary or otherwise, under each Hedging Agreement entered into with a counterparty that was a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into (all the monetary and other obligations referred to in the preceding clauses (i) through (iii) being collectively called the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

Obligations Not Waived.
         To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the other Loan Parties of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (i) the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement, or (iii) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any Lender.

Guarantee of Payment.
         Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any Lender to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any Lender in favor of the Borrower or any other Person.

No Discharge or Diminishment of Guarantee.
         The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to the extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

Defenses of Borrower Waived.
         To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party, other than the final and indefeasible payment in full in cash of the Obligations. The Administrative Agent and the Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any other Loan Party or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

Agreement to Pay; Subordination.
         In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any Lender has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for the benefit of the Lenders in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Administrative Agent, all rights of such Guarantor against any Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of any Loan Party now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full in cash of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Loan Party, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

Information.
         Each Guarantor assumes all responsibility for being and keeping itself informed of other Loan Parties' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the Lenders will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

Representations and Warranties.
         Each   Guarantor   represents  and  warrants  as  to  itself  that  all
representations and warranties relating to it (as a Subsidiary of KPP) contained in the Credit Agreement are true and correct.

Termination.
         The guarantees made hereunder (i) shall terminate when all the Obligations have been paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement and (ii) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise. In connection with the foregoing, the Administrative Agent shall execute and deliver to such Guarantor or Guarantor's designee, at such Guarantor's expense, any documents or instruments which such Guarantor shall reasonably request from time to time to evidence such termination and release.

Binding Effect; Several Agreement; Assignments.
         Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent, and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the Lenders, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by the Credit Agreement, such Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

         Waivers; Amendment. No failure or delay of the Administrative Agent of any in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and of the Administrative Agent hereunder and of the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by subsection (b) below, and then such waiver and consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice in similar or other circumstances. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Administrative Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement). Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Notices.
         All communications and notices hereunder shall be in writing and given as provided in Section 11.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address set forth on Schedule I attached hereto.

         Survival of Agreement; Severability. All covenants, agreements representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or the other Loan Document shall be considered to have been relied upon by the Administrative Agent and the Lenders and shall survive the making by the Lenders of the Loans regardless of any investigation made by any of them or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid and as long as the Commitments have not been terminated. In the event one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract (subject to Section 10), and shall become effective as provided in
Section 10. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Rules of Interpretation.
         The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

         Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court of the Southern District of New York, and of the Supreme Court of the State of New York sitting in New York County and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction. Each Guarantor irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in subsection (a) of this Section and brought in any court referred to in subsection (a) of this Section. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party to this Agreement irrevocably consents to the service of process in the manner provided for notices in Section 13. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by law. SECTION 18. Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Additional Guarantors.
         Pursuant to Section 5.11 of the Credit Agreement, each Significant Subsidiary (other than any Foreign Subsidiary and any Excluded Subsidiary) that was not in existence on the date of the Credit Agreement is required to enter into this Agreement as a Guarantor. Upon execution and delivery after the date hereof by the Administrative Agent and such Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

Right of Setoff.
         If an Event of Default shall have occurred and be continuing, each Lender are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other
Indebtedness at any time owing by such Lender to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Lender, irrespective of whether or not such Person shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 20 are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                                     EACH OF THE SUBSIDIARIES
                                                     LISTED ON SCHEDULE I HERETO


                                                     By
                                                        Name:
                                                        Title:


                                                     SUNTRUST BANK, as
                                                     Administrative Agent


                                                     By
                                                        Name:
                                                        Title:

                                SCHEDULE I TO THE
                         SUBSIDIARY GUARANTEE AGREEMENT



Guarantor(s)                                                Address

                                                                  ANNEX 1 TO THE
                                                  SUBSIDIARY GUARANTEE AGREEMENT


         SUPPLEMENT NO. [ ] dated as of [ ], to the Subsidiary Guarantee Agreement, dated as of [ ] (the "Guarantee Agreement"), among each of the subsidiaries listed on Schedule I thereto (each such Subsidiary individually, a "Guarantor" and collectively, the "Guarantors") of KANEB PIPE LINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), and SUNTRUST BANK, a Georgia banking corporation, as Administrative Agent (the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

         B. Reference is made to the Credit Agreement, dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders") and SunTrust Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans. Pursuant to Section 5.12 of the Credit Agreement, each Significant Subsidiary (other than any Foreign Subsidiary and any Excluded Subsidiary) that was not in existence or not a Guarantor on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor. Section 19 of the Guarantee Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made. Accordingly, the Administrative Agent and the New Guarantor agree as follows:

         In accordance with Section 19 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (i) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as Guarantor thereunder and (ii) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a Guarantor in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference. The New Guarantor represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and that each of this Supplement and the Guarantee Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. This Supplement may be executed in counterparts each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. All communications and notices hereunder shall be in writing and given as provided in Section 13 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower. The New Guarantor agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.

         IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.


                                                     [Name of New Guarantor]


                                                     By
                                                        Name:
                                                        Title:
                                                        Address:


                                                     SUNTRUST BANK, as
                                                     Administrative Agent


                                                     By
                                                        Name:
                                                        Title:

                                                                       EXHIBIT D


                                     FORM OF

                               NOTICE OF BORROWING


                                     [Date]

SunTrust Bank,
  as Administrative Agent
  for the Lenders referred to below
303 Peachtree Street, N.E.
Atlanta, GA  30308

Attention:

Ladies and Gentlemen:

         Reference is made to the Credit Agreement, dated as of December 28, 2000 (as amended and in effect on the date hereof, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders named therein, and SunTrust Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Notice of Borrowing, and the Borrower hereby requests a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing requested hereby:

(A)      Aggregate principal amount of Borrowing 1/ __________________

(B)      Date of Borrowing (which is a Business Day): __________________

(C)      Interest Rate basis 2/: __________________

(D)      Interest Period 3/: __________________

(E) Location and number of Borrower's account to which proceeds of Borrowing are to be disbursed: __________________

         The Borrower hereby represents and warrants that the conditions specified in clauses (i), (ii) and (iii) of Section 3.2 of the Credit Agreement are satisfied.


                                     Very truly yours,

                                     KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.

                                     By KANEB PIPE LINE COMPANY,
                                        General Partner

                                     By
                                     Name:
                                     Title:



1/       Not less than $5,000,000 and an integral multiple of $1,000,000.
2/       Eurodollar Borrowing or Base Rate Borrowing.
3/ Which must comply with the definition of "Interest Period" and end not later than the Termination Date.

                                                                      EXHIBIT E

                         FORM OF CONTINUATION/CONVERSION


                                     [Date]



SunTrust Bank,
  as Administrative Agent
for the Lenders referred to below
303 Peachtree Street, N.E.
Atlanta, GA  30308

Attention:

Ladies and Gentlemen:

         Reference is made to the Credit Agreement, dated as of December 28, 2000 (as amended and in effect on the date hereof, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders named therein, and SunTrust Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Continuation/Conversion and the Borrower hereby requests the conversion or continuation of a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing to be converted or continued as requested hereby:

(A)      Borrowing to which this request applies: __________________

(B)      Principal amount of Borrowing to be converted/continued: ___________

(C)      Effective date of election (which is a Business Day): _____________

(D)      Interest rate basis: __________________

(E)      Interest Period: __________________


                                     Very truly yours,

                                     KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.

                                     By KANEB PIPE LINE COMPANY,
                                        General Partner

                                     By
                                     Name:
                                     Title:

[Closing Date]
Page 7



                                                                       EXHIBIT F

                 FORM OF OPINION OF COUNSEL FOR THE LOAN PARTIES





                                                     [Closing Date]



To each of the Lenders party to the Credit Agreement referred to below and to SunTrust Bank, as Administrative Agent thereunder

Ladies and Gentlemen:

         This opinion is furnished to you pursuant to Section 3.1(b)(vi) of the Credit Agreement, dated as of December 28, 2000 (such agreement, excluding the schedules and exhibits thereto, the "Credit Agreement"), among Kaneb Pipe Line Operating Partnership, L.P., (the "Borrower"), Kaneb Pipe Line Partners, L.P. ("KPP"), the Lenders parties thereto and SunTrust Bank, as Administrative Agent for said Lenders. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. We have acted as counsel to the Loan Parties (as defined below) in connection with the preparation, execution and delivery of the Credit Agreement. In connection with this opinion, we have examined:

(1) A counterpart of the Credit Agreement, executed by the Borrower and KPP;

(2)      the Notes, executed by the Borrower;

(3) a counterpart of the Subsidiary Guarantee Agreement, executed by Support Terminal Services, Inc., Support Terminals Operating Partnership, L.P. and StanTrans, Inc. (collectively, the "Guarantors", and, together with the Borrower and KPP, the "Loan Parties");

(4)      The other documents  furnished by the Loan Parties  pursuant to Section
         3.1 of the Credit Agreement;

(5) The Constituent Documents of each Loan Party and all amendments thereto; and

(6) A certificate of the Secretary of State of each State in which each Loan Party is formed, organized or incorporated, as the case may be, attesting to the continued existence and good standing of the Loan Parties in the applicable States.

         The Credit Agreement and the other agreements and instruments referred to in clauses (1), (2) and (3) above are hereinafter referred to as the "Loan Documents". In addition to the Loan Documents, we have examined such other documents and corporate and partnership records (collectively, the "Other Documents") and questions of law as we deem necessary for the purposes of this opinion. We have also examined such certificates of public officials, corporate officers of the Loan Parties and other Persons as we have deemed relevant and appropriate as a basis for the opinions expressed herein, and we have made no effort to independently verify the facts set forth in such certificates. Further, in making the foregoing examinations, we have assumed the genuineness of all signatures (other than signatures of the Loan Parties with respect to the Loan Documents), the legal capacity of each person signatory to any of the documents reviewed by us, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as copies. In making the foregoing examinations, we have assumed that, as to factual matters, all representations and warranties made in the aforesaid documents (other than those which are expressed herein as our opinions) were and are true, correct and complete in all material respects.

         In rendering the opinions expressed herein, we have assumed that:

                  (a) each of the documents examined by us (other than the Loan Documents) has been duly authorized, executed and delivered by each of the parties thereto and constitutes the legal, valid and binding obligation of each such party thereto enforceable in accordance with its terms;

                  (b) the Loan Documents have been duly authorized, executed and delivered by or on behalf of each of the parties thereto other than the Loan Parties, that each such party other than the Loan Parties has the requisite power and authority to execute, deliver and perform such documents to which it is a party, and that the Loan Documents constitute the legal, valid and binding obligations of each such other party thereto enforceable in accordance with its terms;

                  (c) no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any court, governmental body or authority, or any subdivision thereof, is required to authorize or is required in connection with, the execution and delivery by any Person identified in any Loan Document as a party thereto, or in connection with the performance of its obligations thereunder or the consummation of the transactions contemplated thereby, other than those that have been obtained or made and are in full force and effect (provided, that we make no such assumption with respect to consents, approvals and the like applicable to Loan Parties to the extent that we express our opinion rendered in paragraph 4 below);

                  (d) the Administrative Agent has been and is the duly appointed agent of each of the other Lenders pursuant to the Credit Agreement; and

                  (e) there are no extrinsic agreements or understandings among the parties to the Loan Documents that would modify or affect the interpretation of the terms of the Loan Documents or the respective rights or obligations of the parties thereunder.

         In rendering this opinion, we have made no independent investigation of the facts referred to herein and have relied for the purpose of rendering this opinion exclusively on the facts set forth in the Loan Documents and the Other Documents and the certificates referred to above, which facts we assume have been and will continue to be true, accurate and correct in all material respects.

         Based upon the foregoing, and upon an examination of such questions of law as we have considered necessary or appropriate, and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we advise you that, in our opinion:

                  1. Each Loan Party (a) has been duly formed and is validly existing in good standing under the laws of its state of formation, (b) has the corporate or partnership power and authority to own and operate its property, to lease the property which it operates as lessee and to conduct the business in which it is currently engaged and in which it proposes to be engaged after the date hereof, in each case as described in the periodic reports filed by KPP under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (c) is duly qualified as a foreign entity and is in good standing under the laws of each jurisdiction listed on Schedule I hereto.

                  2. Each Loan Party has the corporate or partnership power and authority to execute and deliver, and to perform its obligations under, each Loan Document to which such Loan Party is a party. The Credit Agreement has been duly executed and delivered by KPP and the Borrower, the Notes have been duly executed and delivered by the Borrower, and the Subsidiary Guarantee Agreement has been duly executed and delivered by each Guarantor.

                  3. Assuming the proceeds of the Loans are used solely for the purposes set forth in the Credit Agreement, neither the execution and delivery of a Loan Document by a Loan Party, nor performance by a Loan Party of its obligations under a Loan Document, will (a) result in a breach of, or constitute a default under, any agreement to which any of the Loan Parties is a party or by which any of them or any of their respective properties is bound that has been filed under the Exchange Act by KPP as an exhibit to its annual report on Form 10-K for the year ended December 31, 1999, or as an exhibit to a quarterly report on Form 10-Q filed during the year 2000 or (b) violate (i) the Constituent Documents of any Loan Party, (ii) any statutory law or regulation or
         (iii) any decree or order of any court, governmental agency or arbitrator that is known by us to be applicable to any of the Loan Parties or any of their respective properties.

                  4. No consent, approval, authorization or waiver of, or notice to or filing with, or other action by, any governmental authority is required by any statutory law, regulation or ruling as a condition to the execution and delivery by the Loan Parties of the Loan Documents, or the performance by the Loan Parties of their obligations under the Loan Documents.

                  5. To our knowledge, other than as disclosed in KPP's filings under the Exchange Act, there are no legal or governmental proceedings pending to which any of the Loan Parties is a party or threatened against any of the Loan Parties which is required to be disclosed in such filings.

                  6. None of the Loan Parties is an "investment company" or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, or a "public utility company" or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. None of the Loan Parties is subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

                  7. Under the laws of the State of New York, each Loan Document constitutes the legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms.

                  8. The foregoing opinions are subject to the following assumptions, exceptions, qualifications and limitations.

         (i) The foregoing opinions are expressly limited to matters under and governed by the internal substantive laws of the States of New York and Texas, the General Corporation Law of the State of Delaware, the Revised Uniform Limited Partnership Act of the State of Delaware, and applicable Federal laws of the United States of America, in each case in effect on the date hereof and which, in our experience, are normally applicable to the transactions provided for in the Loan Documents, in each case, however, exclusive of, and without regard to, any Excluded Laws. The term "Excluded Laws" means all (i) municipal, political subdivision (whether created or enabled through legislative action at the federal, state, regional or local level), local and county ordinances, statutes, administrative decisions, laws, rules and regulations, (ii) conflict of law principles and choice-of-law statutes and rules, and (iii) statutes, laws, rules and regulations relating to (a) pollution or protection of the environment, (b) zoning, land use, building or construction, (c) operation of any asset or property, (d) labor, employment, employee rights and benefits, or occupational safety and health, (e) utility regulation or regulation of matters pertaining to the acquisition, transportation, transmission, storage or use of energy sources used in connection therewith or generated thereby, (f) antitrust,
(g) taxation and (h) securities laws, in each case with respect to each of the foregoing, (x) as interpreted, construed or enforced pursuant to any judicial, arbitral or other decision or pronouncement, (y) as enacted, promulgated or issued by, or otherwise existing in effect in, any jurisdiction, including, without limitation, any State of the United States of America and the United States of America, and (z) including, without limitation, any and all authorizations, permits, consents, applications, licenses, approvals, filings, registrations, publications, exemptions and t he like required by any of them.

         (ii) The foregoing opinions regarding the enforceability of the Loan Documents are subject to the following:

                  (A) The enforceability of the Loan Documents may be limited or affected by (a) bankruptcy, insolvency, reorganization, moratorium, liquidation, rearrangement, probate, conservatorship, fraudulent transfer, fraudulent conveyance and other similar laws (including court decisions) now or hereafter in effect and affecting the rights and remedies of creditors generally or providing for the relief of debtors generally, (b) the refusal of a particular court to grant (i) equitable remedies, including, without limiting the generality of the foregoing, specific performance and injunctive relief, or (ii) a particular remedy sought under any Loan Document as opposed to another remedy provided for therein or another remedy available at law or in equity, (c) general principles of equity, including without limitation requirements of good faith, fair dealing and reasonableness, and the possible unavailability of specific performance or injunctive relief (regardless of whether such remedies are sought in a proceeding in equity or at law), and (d) judicial discretion.

                  (B) In rendering the foregoing opinions, we express no opinion as to (1)(a) provisions in the Loan Documents that purport to restrict access to legal or equitable remedies, that purport to affect service of process, that purport to permit any party to increase the obligations of any person or entity without the consent of such person or entity, that purport to require any party to waive any notice which, as a matter of law or equity, may not be waived, or that purport to reinstate any obligation after payment or otherwise, that purport to establish property classifications, presumptions or evidentiary standards or to waive either illegality as a defense to the performance of contract obligations or any other defense for such performance that cannot, as a matter of law or equity, be effectively waived, (b) provisions in the Loan Documents relating to future subordination, receivership, delay or omission of enforcement of rights and remedies, covenants not to sue or assert valid claims, marshalling of assets, waiver of rights of redemption, and severability clauses or rights of third parties, (c) provisions of the Loan Documents purporting to waive, eliminate, prejudice or restrict claims for damages or other remedies for trespass, conversion, negligence, failure to comply with requirements concerning notices, disposition of collateral or otherwise waiving, affecting or altering rights or defenses of any party which, in each case, as a matter of law or equity, may not be waived, affected or altered or the Lenders' obligations under applicable law or (d) other provisions having substantially similar effect, (2) the legality, validity, enforceability or binding effect of provisions of the Loan Documents relating to indemnities and rights of contribution to the extent prohibited by public policy or which might require indemnification for losses or expenses caused by negligence, gross negligence, willful misconduct, fraud or illegality of an indemnified party, (3) the effect of any provision of the Loan Documents which is intended to permit modification thereof only by means of an agreement signed in writing by the parties thereto, or (4) the effect of any provision of the Loan Documents insofar as it provides that any person purchasing a participation from a Lender or other Person may exercise set-off or similar rights with respect to such participation or that any Lender or other Person may exercise set-off or similar rights other than in accordance with applicable law.

                  (C) We note that the enforceability of specific provisions of the Loan Documents may be subject to standards of reasonableness, care and diligence and "good faith" limitations and obligations such as those provided in Sections 1-102(3), 1-203, 1-208 and 5-109 of the Uniform Commercial Code as currently in effect in the State of New York, and the related provisions of the Uniform Commercial Code as currently in effect in the State of Texas, and applicable principles of common law and judicial decisions.

                  (D) We have assumed that the Lenders will enforce each Loan Document in compliance with the provisions thereof and all requirements of applicable law.

                  (E) In connection with the provisions of the Loan Documents whereby the Credit Parties submit to the jurisdiction of the United States District Court for the Southern District of New York, we note the limitations of 28 U.S.C. ss.ss. 1331 and 1332 on Federal court jurisdiction, and we also note that such submissions cannot supersede such court's discretion in determining whether to transfer an action from one Federal court to another under 28 U.S.C. ss. 1404(a). (iii) In rendering the opinion expressed in paragraph 1 above regarding existence and good standing, we have relied solely on certificates of public officials of a recent date, and have conducted no further investigation. Our opinion expressed in paragraph 6 with respect to each Loan Party is based solely upon our understanding of their respective businesses as described in the periodic reports filed by KPP under the Exchange Act.

         (iv) We do not express any opinion with respect to any exhibit to, or other agreement referred to in, any of the Loan Documents.

         (v) In rendering the foregoing opinions, we have not, pursuant to our engagement, endeavored to express any opinions, and we express no opinions, and none are intended to be implied hereby nor shall be inferred herefrom, as to (a) the various state and federal laws, statutes, regulations, interpretations, opinions, directives, orders, rulings, authorities or similar matters regulating or governing the Administrative Agent or any Lender (collectively, the "Rules") and/or their entry into, execution, delivery or performance of the Loan Documents, or the transactions provided for therein, or the conduct of its business related thereto, or (b) the Administrative Agent's or any Lender's compliance with any of the Rules in connection with any Loan Document, or the transactions provided for therein.

         (vi) As used herein, the phrase "to our knowledge" or words of similar import means conscious awareness of facts or other information by the lawyers in our firm who, based on our records as of 3:00 p.m. on December 27, 2000, have devoted substantive attention to legal matters on behalf of the Loan Parties since January 1, 2000.


         The opinions expressed herein are furnished to you for your sole benefit in connection with the transactions contemplated by the Credit Agreement. The opinions expressed herein may not be relied upon by you for any other purpose and may not be relied upon for any purpose by any other person without our prior written consent, except that any Person that may become a Lender after the date hereof may rely upon this opinion in connection with those transactions. The opinions expressed herein are as of the date hereof (and not as of any other date) or, to the extent a reference to a certificate or other document is made herein, to such date, and we make no undertaking to amend or supplement such opinions as facts and circumstances come to our attention or changes in the law occur which could affect such opinions.

                                                     Very truly yours,

                                   SCHEDULE I

             JURISDICTIONS IN WHICH LOAN PARTIES ARE COMMON CARRIERS

KANEB PIPE LINE COMPANY

Delaware*
Colorado
Iowa
Kansas
Nebraska
North Dakota
South Dakota
Wyoming

KANEB PIPE LINE PARTNERS, L.P.

Delaware*

KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.

Delaware*
Colorado
Iowa
Kansas
Nebraska
North Dakota ** Still pending - should have certificate prior to funding South Dakota Wyoming

* State of incorporation or formation.

SUPPORT TERMINAL SERVICES, INC.

Delaware*
Alabama
Arizona
California
Washington D.C.
Florida
Georgia
Illinois
Indiana
Kansas
Louisiana
Maryland
Minnesota
New Mexico
Oklahoma
Texas
Virginia
Washington
Wisconsin

SUPPORT TERMINALS OPERATING PARTNERSHIP, L.P.

Delaware*
Alabama
California
Washington D.C.
Florida
Georgia
Illinois
Indiana
Kansas
Louisiana
Maryland
Minnesota
New Mexico
Oklahoma
Pennsylvania
Texas
Virginia
Washington
Wisconsin

STANTRANS, INC.

Delaware*
Texas


* State of incorporation or formation.

To each of the Lenders party to the Credit Agreement referred to below and to SunTrust Bank, as Administrative Agent thereunder

Ladies and Gentlemen:

         This opinion is furnished to you pursuant to Section 3.1(b)(vi) of the Credit Agreement, dated as of December 28, 2000 (such agreement, excluding the schedules and exhibits thereto, the "Credit Agreement"), among Kaneb Pipe Line Operating Partnership, L.P., Kaneb Pipe Line Partners, L.P., the Lenders parties thereto and SunTrust Bank, as Administrative Agent for said Lenders. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

         We have acted as counsel to the Loan Parties (as defined below) in connection with the preparation, execution and delivery of the Credit Agreement.

         In connection with this opinion, we have examined a certificate of the Secretary of State of North Dakota attesting to the continued existence and good standing of Kaneb Pipe Line Operating Partnership, L.P. ("KPLOP"), the Loan Documents and such other documents and corporate and partnership records (collectively, the "Other Documents") and questions of law as we deem necessary for the purposes of this opinion. We have also examined such certificates, corporate officers of the Loan Parties and other Persons as we have deemed relevant and appropriate as a basis for the opinions expressed herein, and we have made no effort to independently verify the facts set forth in such certificates. Further, in making the foregoing examinations, we have assumed the genuineness of all signatures (other than signatures of the Loan Parties with respect to the Loan Documents), the legal capacity of each person signatory to any of the documents reviewed by us, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as copies. In making the foregoing examinations, we have assumed that, as to factual matters, all representations and warranties made in the aforesaid documents (other than those which are expressed herein as our opinions) were and are true, correct and complete in all material respects.

         Based upon the foregoing, and upon an examination of such questions of law as we have considered necessary or appropriate, and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we advise you that, in our opinion, KPLOP is duly qualified as a foreign limited partnership and is in good standing under the laws of the State of North Dakota.

         The foregoing opinions are subject to the following assumptions, exceptions, qualifications and limitations.

         (i) The foregoing opinions are expressly limited to matters under and governed by the internal substantive laws of the States of New York and Texas, the General Corporation Law of the State of Delaware, the Revised Uniform Limited Partnership Act of the State of Delaware, and applicable Federal laws of the United States of America, in each case in effect on the date hereof.

         (ii) In rendering the opinion expressed above regarding the good standing of KPLOP, we have relied solely on a certificate of the Secretary of State of the State of North Dakota and have conducted no further investigation.

         The opinions expressed herein are furnished to you for your sole benefit in connection with the transactions contemplated by the Credit Agreement. The opinions expressed herein may not be relied upon by you for any other purpose and may not be relied upon for any purpose by any other person without our prior written consent, except that any Person that may become a Lender after the date hereof may rely upon this opinion in connection with those transactions. The opinions expressed herein are as of the date hereof (and not as of any other date) or, to the extent a reference to a certificate or other document is made herein, to such date, and we make no undertaking to amend or supplement such opinions as facts and circumstances come to our attention or changes in the law occur which could affect such opinions.

                                                     Very truly yours,